1933 Act No. 333-36033
                                                       1940 Act No. 811-08367


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]
    Pre-Effective Amendment No. 25                                          [ ]
    Post-Effective Amendment No.                                            [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [ ]
     Amendment No. 26                                                       [X]


                            EVERGREEN MUNICIPAL TRUST
               (Exact Name of Registrant as Specified in Charter)

              200 Berkeley Street, Boston, Massachusetts 02116-5034
                    (Address of Principal Executive Offices)

                                 (617) 210-3200
                         (Registrant's Telephone Number)

                          The Corporation Trust Company
                               1209 Orange Street
                           Wilmington, Delaware 19801
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective:
[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on July 29, 2001 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)
[ ]  75 days after filing pursuant to paragraph (a)(ii)
[ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)

                            EVERGREEN MUNICIPAL TRUST

                                   CONTENTS OF
                         POST-EFFECTIVE AMENDMENT NO. 25
                                       to
                             REGISTRATION STATEMENT

     This Post-Effective Amendment No. 25 to Registrant's Registration Statement No. 333-36033/811-08367 consists of the following pages, items of information and documents:

                                The Facing Sheet

                                     PART A

                                 -------------

     Prospectus for Evergreen Connecticut Municipal Bond Fund, Evergreen New Jersey Municipal Bond Fund and Evergreen Pennsylvania Municipal Bond Fund
                                contained herein.

 Prospectus for Evergreen High Grade Municipal Bond Fund, Evergreen High Income Municipal Bond Fund (formerly Evergreen Tax-Free High Income Fund), Evergreen
Municipal Bond Fund and Evergreen Short-Intermediate Municipal Fund contained in
         Post-Effective Amendment No. 23 to Registration Statement No. 333-36033/811-08367 filed on September 27, 2000 is incorporated by reference herein.

     Prospectus for Evergreen Florida High Income Municipal Bond Fund, Evergreen Florida Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund,
Evergreen Maryland Municipal Bond Fund, Evergreen North Carolina Municipal Bond
    Fund, Evergreen South Carolina Municipal Bond Fund and Evergreen Virginia
            Municipal Bond Fund contained in Post-Effective Amendment
 No. 24 to Registration Statement No.333-36033/811-08367 filed on December 28,
                    2000 is incorporated by reference herein.

                                     PART B
                                     ------

     Statement of Additional Information for Evergreen Connecticut Municipal Bond Fund, Evergreen New Jersey Municipal Bond Fund and Evergreen Pennsylvania
                     Municipal Bond Fund contained herein.

 Statement of Additional Information for Evergreen High Grade Municipal Bond
  Fund, Evergreen High Income Municipal Bond Fund (formerly Evergreen Tax-Free
     High Income Fund), Evergreen Municipal Bond Fund and Evergreen Short-Intermediate Municipal Fund contained in Post-Effective Amendment No. 23 to
   Registration Statement No. 333-36033/811-08367 filed on September 27, 2000 is incorporated by reference herein.

      Statement of Additional Information for Evergreen Florida High Income Municipal Bond Fund, Evergreen Florida Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund, Evergreen Maryland Municipal Bond Fund, Evergreen North
 Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund and
  Evergreen Virginia Municipal Bond Fund contained in Post-Effective Amendment No. 24 to Registration Statement No.333-36033/811-08367 filed on December 28,
                    2000 is incorporated by reference herein.


                                     PART C
                                     ------

                                    Exhibits

                                 Indemnification

                         Business and Other Connections
                              of Investment Advisor

                              Principal Underwriter

                        Location of Accounts and Records

                                  Undertakings

                                   Signatures

                           EVERGREEN MUNICIPAL TRUST
                           STATE MUNICIPAL BOND FUNDS

                                     PART A

                                   PROSPECTUS

                                        ------------------------------------
                                            Prospectus, August 1, 2001
                                        ------------------------------------

Evergreen
State
Municipal Bond
Funds

Evergreen Connecticut Municipal Bond Fund

Evergreen New Jersey Municipal Bond Fund

Evergreen Pennsylvania Municipal Bond Fund

Class A
Class B
Class C
Class I

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks                               2

Evergreen Connecticut Municipal Bond
Fund                                                 4

Evergreen New Jersey Municipal Bond
Fund                                                 6

Evergreen Pennsylvania Municipal Bond
Fund                                                 8


GENERAL INFORMATION:

The Funds' Investment Advisor                       10

The Funds' Portfolio Managers                       10

Calculating the Share Price                         10

How to Choose an Evergreen Fund                     10

How to Choose the Share Class
That Best Suits You                                 10

How to Buy Shares                                   13

How to Redeem Shares                                14

Other Services                                      15

The Tax Consequences of
Investing in the Funds                              15

Fees and Expenses of the Funds                      16

Financial Highlights                                17


In general, the Funds included in this prospectus provide investors with a selection of investment alternatives which seek current income exempt from federal income taxes and certain state income taxes, consistent with the preservation of capital. The Funds emphasize investments in securities with higher yields and longer maturities.

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

Investment Goal

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

Investment Strategy

How does the fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

Risk Factors

What are the specific risks for an investor in the Fund?

Performance

How well has the Fund performed in the past year? The past five years? The past ten years?

Expenses

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

State Municipal
Bond Funds

typically rely on a combination of the following strategies:

  o investing at least 80% of their assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax;

  o investing at least 65% of their assets in municipal securities that are exempt from income taxes in the state for which the Fund is named;

  o investing at least 80% of their assets in investment grade municipal securities, which are bonds rated within the four highest ratings categories by the nationally recognized statistical ratings organizations, or unrated securities determined to be of comparable quality by the investment advisor;

  o purchasing municipal securities of any maturity, but maintaining an average dollar weighted maturity of 10 to 20 years; and

  o selling a portfolio investment: i) when the issuers' investment fundamentals begin to deteriorate; ii) to take advantage of more attractive yield opportunities; iii) when the investment no longer appears to meet the Fund's investment objective; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio manager deems necessary.

may be appropriate for investors who:

o        seek a high quality portfolio of municipal bond funds; and

o        seek income which is exempt from federal and state income tax.

Following this overview, you will find information on each Fund's specific investment strategies and risks, including state-specific risks. Municipal securities are affected by political and economic events of the issuing state. Also, see the Statement of Additional Information for further information on the state-specific risks of the Funds.

Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:
o  not guaranteed to achieve its investment goal
o  not a deposit with a bank
o  not insured,  endorsed or  guaranteed by the FDIC or any  government  agency
o subject to investment risks, including possible loss of your original investment

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

Following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Interest Rate Risk

When interest rates go up, the value of debt securities tends to fall. Since the Fund invests a significant portion of its portfolio in debt securities, if interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by the Fund on its debt securities may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Fund invests in debt securities, the value of and dividend yield of your investment may decline if an issuer fails to pay an obligation on a timely basis.

Below Investment Grade Bond Risk

Below investment grade bonds are commonly referred to as "junk bonds" because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value.

STATE MUNICIPAL BOND FUNDS
2

Non-Diversification Risk

An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consist of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio.

Concentration Risk

An investment in a Fund that concentrates its investments in a single state entails greater risk than an investment in a Fund that invests its assets in numerous states. The Fund may be vulnerable to any development in its named state's economy that may weaken or jeopardize the ability of the state's municipal security issuers to pay interest and principal on their debt obligations.


STATE MUNICIPAL BOND FUNDS
3

CONNECTICUT MUNICIPAL BOND FUND

FUND FACTS:

Goals:

o        Tax-Exempt Current Income
o        Preservation of Capital

Principal Investment:

o        Municipal Securities

Classes of Shares Offered in this Prospectus:
o        Class A
o        Class B
o        Class I

Investment Advisor:

o        Evergreen Investment
         Management Company, LLC

Portfolio Manager:

o        By Team

NASDAQ Symbol:

o        ECTAX (Class A)
o        ECTBX (Class B)
o        ECTYX (Class I)

Dividend Payment Schedule:

o        Monthly

INVESTMENT GOAL

The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, and Connecticut personal income taxes. In addition, the Fund seeks to preserve capital.

INVESTMENT STRATEGY

The following investment strategies are in addition to the investment strategies discussed in the "Overview of Fund Risks" on page 1.

The Fund is a non-diversified Fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax. The Fund also invests at least 65% of its assets in municipal securities that are exempt from in income taxes in the State of Connecticut. The Fund may also invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities. The Fund normally invests at least 80% of its assets in bonds deemed investment grade at the time of purchase by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's investment advisor. The Fund may invest up to 20% of its assets in bonds rated below investment grade by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's investment advisor, but the Fund will not invest in bonds that are deemed to be rated below
B. The Fund may invest in bonds of any maturity or duration. In purchasing municipal securities, the portfolio manager includes an analysis of how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:

o        Interest Rate Risk
o        Credit Risk
o        Below Investment Grade Bond Risk
o        Non-Diversification Risk
o        Concentration Risk

The Fund invests in obligations of Connecticut issuers, which results in the Fund's performance being subject to risks associated with the current political, economic and statutory environment within the State. Currently, Connecticut is experiencing slight increases in population and output growth and low unemployment. Defense related business is an important component of the manufacturing sector in Connecticut. Due to scaling back of the national defense budget in the past decade, spending on certain defense related areas has been dramatically reduced. These and other factors discussed in the Statement of Additional Information may cause rating agencies to downgrade the credit ratings on certain issues which can lessen the value of the securities in which the Fund invests. For further information on the factors that could affect the ability of the Connecticut bond issuers to pay interest and principal on securities acquired by the Fund, see "Additional Information Concerning Connecticut" in the Statement of Additional Information.

Generally, exempt-interest dividends paid by the Fund are not subject to the Connecticut income tax on individuals, trusts and estates to the extent such dividends are exempt from federal income tax and derived from securities issued by the State or its political subdivisions. Distributions from the Fund to shareholders subject to the State's corporation business tax are included in gross income, but a dividends received deduction may be available for a portion of such distributions.

Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Fund, including risks resulting from the investment practices.

STATE MUNICIPAL BOND FUNDS
4

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

Year-by-Year Total Return for Class I Shares (%)*
1991    1992  1993  1994  1995  1996  1997  1998  1999  2000
9.12    5.86  6.53  -3.48 11.06 3.75  7.26  5.80  -2.90 9.69

Best Quarter:  1st  Quarter 1995     +4.39%
Worst Quarter: 1st Quarter  1994     -3.32%

Year-to-date total return though 6/30/2001 is +2.95%

The next table lists the Fund's average annual total return by class over the past one, five and ten years and since inception (through 12/31/2000), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI), an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. An index does not include transactional costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2000)*

           Inception                               Performance
           Date of      1 year    5 year   10         Since
             Class                          year    1/31/1981
Class A    12/30/1997    4.17%     3.37%   4.40%      6.02%
Class B    1/9/1998      3.60%     3.25%   4.12%      5.48%
Class I    1/31/1981     9.69%     4.63%   5.16%      6.54%
LBMBI                   11.68%     5.84%   7.32%      9.17%

*Historical performance shown for Class I prior to its inception is based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. For Classes A and B prior to their inception, the historical performance shown is based on the performance of Class I and has not been adjusted to reflect the effect of each Class' 12b-1 fees. This fee is 0.25% for Class A and 1.00% for Class B. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and B would have been lower.

EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 3/31/2001.

Shareholder Fees
(fees paid directly from your investment)


Shareholder Transaction
Expenses                    Class A     Class B     Class I

Maximum sales charge          4.75%        None       None
imposed on purchases
(as a % of offering
price)

Maximum deferred sales       None*       5.00%       None
charge   (as a % of
either  the redemption
amount or initial
investment whichever is
lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                Total Fund
             Management   12b-1     Other       Operating
                Fees        Fees    Expenses    Expenses+
Class A         0.52%      0.25%      0.16%       0.93%
Class B         0.52%      1.00%      0.16%       1.68%
Class I         0.52%      0.00%      0.16%       0.68%

+From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect fee waivers. Including fee waivers, Total Fund Operating Expenses were 0.87% for Class A, 1.62% for Class B and 0.62% for Class I.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

               Assuming Redemption at End of     Assuming No
                          Period                 Redemption
             ---------------------------------- -------------
    After:   Class A    Class B     Class I     Class B
   1 year    $ 565      $ 671       $ 69        $ 171
   3 years   $ 757      $ 830       $ 218       $ 530
   5 years   $ 965      $ 1,113     $ 379       $ 913
  10 years   $ 1,564    $ 1,694     $ 847       $ 1,694

STATE MUNICIPAL BOND FUNDS
5

NEW JERSEY MUNICIPAL BOND FUND

FUND FACTS:

Goals:

o        Tax-Exempt Current Income
o        Preservation of Capital

Principal Investment:

o        Municipal Securities

Classes of Shares Offered in this Prospectus:
o        Class A
o        Class B
o        Class I

Investment Advisor:

o        Evergreen Investment
         Management Company, LLC

Portfolio Manager:

o        By Team

NASDAQ Symbols:

o        ENJAX (Class A)
o        ENJBX (Class B)
o        ENJYX (Class I)

Dividend Payment Schedule:

o        Monthly

INVESTMENT GOAL

The Fund seeks the highest possible current income exempt from federal income taxes, other than the alternative minimum tax, and state income taxes while preserving capital.

INVESTMENT STRATEGY

The following investment strategies are in addition to the investment strategies discussed in the "Overview of Fund Risks" on page 1.

The Fund is a non-diversified Fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax. The Fund also invests at least 65% of its assets in municipal securities that are exempt from in income taxes in the State of New Jersey. The Fund may also invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities. The Fund normally invests at least 80% of its assets in bonds deemed investment grade at the time of purchase by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's investment advisor. The Fund may invest up to 20% of its assets in bonds rated below investment grade by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's investment advisor, but the Fund will not invest in bonds that are deemed to be rated below
B. The Fund may invest in bonds of any maturity or duration. In purchasing municipal securities, the portfolio manager includes an analysis of how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:

o        Interest Rate Risk
o        Credit Risk
o        Below Investment Grade Bond Risk
o        Non-Diversification Risk
o        Concentration Risk

The Fund invests in obligations of New Jersey issuers, which results in the Fund's performance being subject to risks associated with the current political, economic and statutory environment within the state. Some of these conditions include the state's slowing growth rate since 1987 and the job losses which have occurred in certain sectors of New Jersey's economy. These and other factors may cause rating agencies to downgrade the credit ratings on certain issues which can lessen the value of the securities in which the Fund invests.

For further information on the factors that could affect the ability of the New Jersey bond issuers to pay interest and principal on securities acquired by the Fund, see "Additional Information Concerning New Jersey" in the Statement of Additional Information.

Distributions of capital gains and other taxable income will be subject to tax under the New Jersey Gross Income Tax. Corporations subject to the New Jersey franchise tax will be subject to tax on all distributions of income from the Fund. For more information on New Jersey tax consequences, see the Statement of Additional Information.

Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Fund, including risks resulting from the investment practices.

STATE MUNICIPAL BOND FUNDS
6

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares' inception on 7/16/1991. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)
1991    1992  1993  1994  1995  1996  1997  1998  1999  2000
        8.77  12.52 -5.48 15.90 3.84  8.02  5.92  -2.60 9.14

Best Quarter:            1st Quarter 1995         +6.76%
Worst Quarter:           1st Quarter 1994         -5.48%
Year-to-date total return through 6/30/2001 is  +3.16%

The next table lists the Fund's average annual total return by class over the past one and five years and since inception (through 12/31/2000), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI), an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. An index does not include transactional costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2000)*


               Inception                          Performance
               Date of    1 year   5      10         Since
                 Class             year   year     7/16/1991
Class A        7/16/1991  3.95%    3.77%  N/A     5.81%
Class B        1/30/1996  3.16%    3.54%  N/A     5.88%
Class I        2/8/1996   9.24%    4.86%  N/A     6.41%
LBMBI                     11.68%   5.84%  N/A     7.16%
*Historical performance shown for Classes B and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B and I have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Class B. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Class B would have been lower while returns for Class I would have been higher.

EXEPNSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 3/31/2001.

Shareholder Fees

(fees paid directly from your investment)
Shareholder Transaction Expenses    Class A      Class B    Class I

Maximum sales charge imposed on       4.75%        None       None
 purchases (as a % of offering price)

Maximum  deferred  sales  charge      None*        5.00%      None
 (as  a % of  either  the
 redemption amount or initial
 investment whichever is lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                  Total Fund
            Management   12b-1        Other       Operating
               Fees       Fees       Expenses     Expenses+
Class A       0.42%       0.25%       0.18%         0.85%
Class B       0.42%       1.00%       0.18%         1.60%
Class I       0.42%       0.00%       0.18%         0.60%

+From time to time, Class A 12b-1 fees may be voluntarily reduced or waived. The 12b-1 fees and Total Fund Operating Expenses do not reflect the 12b-1 fee reduction. Including fee reductions, the 12b-1 fees for Class A were 0.09% and Total Fund Operating Expenses were 0.69% for Class A.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

               Assuming Redemption at End of     Assuming No
                          Period                 Redemption
             -------------------------------------------------
    After:   Class A    Class B     Class I     Class B
   1 year    $ 558      $ 663       $ 61        $ 163
   3 years   $ 733      $ 805       $ 192       $ 505
   5 years   $ 924      $ 1,071     $ 335       $ 871
 10 years    $ 1,474    $  1,605    $ 750       $ 1,605

STATE MUNICIPAL BOND FUNDS
7

PENNSYLVANIA MUNICIPAL BOND FUND

FUND  FACTS:

Goals:

o        Tax-Exempt Current Income
o        Preservation of Capital

Principal Investment:

o        Municipal Securities

Classes of Shares Offered in this Prospectus:
o        Class A
o        Class B
o        Class C
o        Class I

Investment Advisor:

o        Evergreen Investment
         Management Company, LLC

Portfolio Manager:

o        By Team

NASDAQ Symbols:

o        EKVAX (Class A)
o        EKVBX (Class B)
o        EKVCX (Class C)
o        EKVYX (Class I)


Dividend Payment Schedule:

o        Monthly

INVESTMENT GOAL

The Fund seeks the highest possible current income exempt from federal income taxes, other than the alternative minimum tax, and state income taxes while preserving capital.

INVESTMENT STRATEGY

The following investment strategies are in addition to the investment strategies discussed in the "Overview of Fund Risks" on page 1.

The Fund is a non-diversified Fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax. The Fund also invests at least 65% of its assets in municipal securities that are exempt from income taxes in the Commonwealth of Pennsylvania. The Fund may also invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities. The Fund normally invests at least 80% of its assets in bonds deemed investment grade at the time of purchase by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's investment advisor. The Fund may invest up to 20% of its assets in bonds rated below investment grade by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's investment advisor, but the Fund will not invest in bonds that are deemed to be rated below B. The Fund may invest in bonds of any maturity or duration. In purchasing municipal securities, the portfolio manager includes an analysis of how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:

o        Interest Rate Risk
o        Credit Risk
o        Below Investment Grade Bond Risk
o        Non-Diversification Risk
o        Concentration Risk

The Fund invests in obligations of Pennsylvania issuers, which results in the Fund's performance being subject to risks associated with the current political, economic and statutory environment within the Commonwealth. Some of these conditions include adverse changes to the statewide, regional or local economies which affect the creditworthiness of the Commonwealth and certain other non-governmental related issuers and may cause rating agencies to downgrade the credit ratings on certain issues.

For further information on the factors that could affect the ability of the bond issuers to pay interest and principal on securities acquired by the Fund, see "Additional Information Concerning Pennsylvania" in the Statement of Additional Information.

Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Fund, including risks resulting from the investment practices.

STATE MUNICIPAL BOND FUNDS
8

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares' inception on 12/27/1990. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)
1991    1992   1993  1994   1995  1996   1997   1998  1999   2000
13.88   9.27   14.25 -8.25  18.23 2.74   9.16   5.46  -3.20  9.51

Best Quarter:         1st Quarter 1995             +7.09%
Worst Quarter:        1st Quarter 1994             -6.34%
Year-to-date total return though 6/30/2001 is  +2.99%.

The next table lists the Fund's average annual total return by class over the past one, five and ten years and since inception (through 12/31/2000), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI), an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. An index does not include transactional costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2000)*

             Inception                           Performance
             Date of     1 year  5 year  10         Since
               Class                     year    12/27/1990
Class A      12/27/1990  4.30%   3.61%   6.30%      6.51%
Class B      2/1/1993    3.93%   3.63%   6.23%      6.44%
Class C      2/1/1993    6.92%   3.95%   6.23%      6.44%
Class I      11/24/1997  9.78%   4.79%   6.90%      7.11%
LBMBI                    11.68%  5.84%   7.32%      7.32%
* Historical performance shown for Classes B, C, and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and I have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 3/31/2001.

Shareholder Fees
(fees paid directly from your investment)
Shareholder Transaction Expenses   Class  A  Class B  Class C  Class I

Maximum sales charge imposed on      4.75%    None      None      None
purchases (as a % of offering price)

Maximum deferred sales charge        None*     5.00%    2.00%    None
(as a % of either  the redemption
amount or initial investment whichever
is lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                   Total
                                                    Fund
             Management   12b-1         Other     Operating
                Fees        Fees      Expenses     Expenses
  Class A       0.25%       0.25%       0.14%       0.64%
  Class B       0.25%       1.00%       0.14%       1.39%
  Class C       0.25%       1.00%       0.14%       1.39%
  Class I       0.25%       0.00%       0.14%       0.39%

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

             Assuming Redemption at End of       Assuming No
                        Period                   Redemption
           -----------------------------------------------------
   After: Class A  Class B  Class C  Class I Class B  Class C
   1 year  $ 537    $ 642    $ 342    $ 40    $ 142    $ 142
   3 years $ 670    $ 740    $ 440    $ 125   $ 440    $ 440
   5 years $ 815    $ 961    $ 761    $ 219   $ 761    $ 761
 10 years  $ 1,235  $ 1,367  $ 1,669  $ 493   $ 1,367  $ 1,669

STATE MUNICIPAL BOND FUNDS
9

THE FUNDS' INVESTMENT ADVISOR

An investment advisor manages a Fund's investments and supervises its daily business affairs. All investment advisors for the Evergreen Funds are subsidiaries of First Union Corporation, the sixth largest bank holding company in the United States, with over $245.9 billion in consolidated assets as of 6/30/2001. First Union Corporation is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and manages $89.8 billion in assets for 110 of the Evergreen Funds as of 6/30/2001. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

For the fiscal year ended 3/31/2001, the aggregate advisory fee paid to the investment advisor by each Fund was as follows:

                                         % of the Fund's
Fund                                    average daily net
                                             assets

Connecticut Municipal Bond Fund              0.46%*
New Jersey Municipal Bond Fund               0.42%*
Pennsylvania Municipal Bond Fund             0.25%

*Effective May 11, 2001, the investment advisory contract for Connecticut Municipal Bond Fund and New Jersey Municipal Bond Fund was transferred to EIMC. There were no changes in advisory fee rates. Each Fund will pay EIMC an annual contract advisory fee based on the Fund's average daily net assets.

THE FUNDS' PORTFOLIO MANAGERS

Connecticut Municipal Bond Fund

The Evergreen Connecticut Municipal Bond Fund is managed by a team of portfolio management professionals from EIMC's Tax Exempt Fixed Income team.

New Jersey Municipal Bond Fund

The Evergreen New Jersey Municipal Bond Fund is managed by a team of portfolio management professionals from EIMC's Tax Exempt Fixed Income team.

Pennsylvania Municipal Bond Fund

The Evergreen Pennsylvania Municipal Bond Fund is managed by a team of portfolio management professionals from EIMC's Tax Exempt Fixed Income team.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated, at 4 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each class of shares is calculated separately. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The price per share your pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen Fund, you should:

o Most importantly, read the prospectus to see if the Fund is suitable for you.

o Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.

o    Request any  additional  information  you want about the Fund,  such as the
     Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1-800-343-2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at www.evergreeninvestments.com.

HOW TO CHOOSE THE SHARE
CLASS THAT BEST SUITS YOU

After choosing a Fund, you select a share class. Each Fund offered in this prospectus offers up to four different share classes: Class A, Class B, Class C and Class I. To determine which classes of shares are offered by each Fund, see the Fund Facts section next to each Fund's Risk/Return Summary previously presented. Each class except Class I has its own sales charge. Pay particularly close attention to the fee structure so you know how much you will be paying before you invest.

STATE MUNICIPAL BOND FUNDS
10

Class A

If you select Class A shares, you may pay a front-end sales charge of up to 4.75%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to an additional expense known as 12b-1 fees. The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

                           As a %                          Dealer
                          of NAV          As a %         commission
                          excluding       of your          as a %
Your investment         sales charges    investment       of NAV

Up to $49,999              4.75%           4.99%           4.25%
$50,000-$99,999            4.50%           4.71%           4.25%
$100,000-$249,999          3.75%           3.90%           3.25%
$250,000-$499,999          2.50%           2.56%           2.00%
$500,000-$999,999          2.00%           2.04%           1.75%
$1,000,000-$2,999,999      0.00%           0.00%           1.00% of the first
                                                           $2,999,999, plus,
$3,000,000-$4,999,999      0.00%           0.00%           0.50% of the next
                                                           $2,000,000, plus
$5,000,000 or greater      0.00%           0.00%           0.25% of amounts
                                                           equal to or over
                                                           $5,000,000

Purchases of Class A shares made at NAV within a 12-month period by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan of Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (certain plans may require a greater number of eligible employees) are subject to a dealer commission of 1.00% of the amount of purchase (subject to recapture upon early redemption).

Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within one year after the month of purchase.

Three ways you can reduce your Class A sales charges:

1.Rights  of  Accumulation.  You  may  add the  value  of all of  your  existing
  Evergreen Funds investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

2.Letter of Intent. You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

3.Combined Purchases. You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen Funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all of your current purchases. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Contact your investment professional or the Evergreen Service Company, LLC at 1-800-343-2898 if you think you may qualify for any of these services. For more information on these services see "Sales Charge Waivers and Reductions" in the SAI.

Each Fund may also sell Class A shares at net asset value without a front-end or deferred sales charge to Directors, Trustees, officers and employees of the Fund, and the advisory affiliates of First Union Corporation, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI) and to a bank or trust company acting as trustee for a single account.

Class B

If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase. The amount of the deferred sales charge depends on the length of time the shares were held, as shown below:

                                                        Maximum  Deferred
   Time Held                                              Sales Charge
   Month of Purchase + First 12 Month Period                 5.00%
   Month of Purchase + Second 12 Month Period                4.00%
   Month of Purchase + Third 12 Month  Period                3.00%
   Month of  Purchase + Fourth 12 Month Period               3.00%
   Month of Purchase + Fifth 12 Month Period                 2.00%
   Month of Purchase + Sixth 12 Month Period                 1.00%
   Thereafter                                                0.00%
   After 7 years                                     Converts to Class A
   Dealer Allowance                                          5.00%

The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

STATE MUNICIPAL BOND FUNDS
11

Class C

Class C shares, which are offered only by Pennsylvania Municipal Bond Fund, are similar to Class B shares, except the deferred sales charge is less and only applies if shares are redeemed within the first two years after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1 fees continue for the life of the account.

The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

   Time Held                                      Maximum Deferred
                                                    Sales Charge
Month of Purchase + First 12 Month Period               2.00%
Month of Purchase +  Second 12 Month Period             1.00%
Thereafter                                              0.00%
Dealer Allowance                                        2.00%

The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

Waiver of Class B or Class C Sales Charges

You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations: o When the shares were purchased through reinvestment of dividends/capital gains o Death or disability
o Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA o Systematic withdrawals of up to 1.00% of the account balance per month o Loan proceeds and financial hardship distributions from a retirement plan o Returns of excess contributions or excess deferral amounts made to a retirement plan participant

Class I (formerly Class Y)

Each Fund offers Class I shares at net asset value without a front-end sales charge, deferred sales charge or 12b-1 fees. Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen Fund (or its advisory affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial services firms; certain institutional investors; and persons who owned of Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

Calculating the Deferred Sales Charge

If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (i) the net asset value of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption the Fund will first seek to redeem shares not subject to the deferred sales charge and then shares held the longest in an effort to keep the deferred sales charge a shareholder must pay as low as possible. The deferred sales charge on any redemption is, to the extent permitted by the National Association of Securities Dealers Regulation, Inc., paid to EDI or its predecessor.

Promotional Incentives on Dealer Commissions

EDI may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment professionals. Such incentives may, at EDI's discretion, be limited to investment professionals who allow their individual selling representatives to participate in such additional commissions. Please consult the Statement of Additional Information for more information regarding promotional incentives.

STATE MUNICIPAL BOND FUNDS
12

HOW TO BUY SHARES

Evergreen Funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.


Minimum Investments

---------------- -------------- -------------- --------------
                    Minimum        Minimum        Minimum
                    Initial        Initial      Additional
                  Purchase of    Purchase of     Purchases
                  Class A, B       Class I
                     and C         shares
---------------- -------------- -------------- --------------
Regular          $1,000         $1,000.000^    None
Accounts
---------------- -------------- -------------- --------------
---------------- -------------- -------------- --------------
IRAs             $250           N/A^^          None
---------------- -------------- -------------- --------------
Systematic       $50            N/A^^          $25/monthly
Investment Plan                                (for Classes
                                               A, B and C)^^
---------------- -------------- -------------- --------------
^Minimum initial purchase amount does not apply to former Class Y shareholders. ^^Former Class Y shareholders may invest at the Class A, B and C share amounts


Method                  Opening an Account                                               Adding to an Account

By Mail or through      o Complete and sign the account application.                     o    Make your check payable to
an Investment             Applications may be downloaded off our website at                   Evergreen Funds
Professional              www.evergreeninvestments.com.                                  o    Write a note specifying:
                       o  Make the check payable to Evergreen Funds. Cash,               -        the Fund name
                          credit cards, third party checks, credit card checks or        -        share class
                          money orders will not be accepted.                             -        your account number
                       o  Mail the application and check to the address below:           -        the names (s) in which the
                          Postal Service Address:         Overnight Address:                      account is registered
                          Evergreen Service Company, LLC  Evergreen Service Company, LLC o     Mail to the address to the left
                          P.O. Box 2121                   200  Berkeley St.                    or deliver to your investment
                          Boston, MA 02106-9970           Boston, MA 021116-5034               professional.
                       o  Or  deliver  them  to your  investment  professional
                          (provided he or she has a broker-dealer  arrangement
                          with EDI.)

By Phone               o   Call 1-800-343-2898 to set up an account number and           o     Call the Evergreen Express Line
                           get wiring instructions.                                            at 1-800-346-3858 24 hours a day
                       o   Instruct your bank to wire or transfer your purchase                or 1-800-343-2898 between 8 a.m.
                           (they may charge a wiring fee).                                     and 6 p.m. Eastern time, on any
                       o    Complete the account application and mail to:                       business day.
                            Postal Service Address:          Overnight Address:          o     If your bank account is set up
                            Evergreen Service Company, LLC   Evergreen Service                 on file, you can request either:
                                                             Company, LLC                -     Federal Funds Wire (offers
                            P.O. Box 2121                    200 Berkeley Street               immediate access to funds) or
                            Boston, MA 02106-9970            Boston, MA 02116-5034       -     Electronic transfer through the
                                                                                               Automated Clearing House which
                                                                                               avoids wiring fees.
                       o    Trades received after 4 p.m.  Eastern time on market
                            trading  days will  receive  the next  market  day's
                            closing price.*

By Exchange            o    You can make an additional  investment by
                            exchange from an existing Evergreen Funds account by
                            contacting your  investment  professional or calling
                            the Evergreen Express Line at 1-800-346-3858.**
                       o    You can  only  exchange  shares  from  your  account
                            within   the  same   class   and   under   the  same
                            registration.
                       o    There  is no sales  charge  or  redemption  fee when
                            exchanging   funds   within   the   Evergreen   Fund
                            family.***
                       o    Orders placed  before 4 p.m.  Eastern time on market
                            trading days will be processed at that day's closing
                            share price. Orders placed after 4 p.m. Eastern time
                            will be processed  at the next market day's  closing
                            price.
                       o    Exchanges are limited to three per calendar quarter,
                            but in no event more than five per calendar year.
                       o    Exchanges between accounts which do not have
                            identical ownership must be made in writing with a
                            signature guarantee (See "Exceptions: Redemption
                            Requests That Require A Signature Guarantee" on the
                            next page.)

Systematic             o    You can transfer money automatically from your               o     To establish automatic investing
Investment Plan             bank account into your Fund on a monthly or quarterly              for an existing account, call
(SIP)+                      basis.                                                             1-800-343-2898 for an application.
                       o    Initial investment minimum is $50 if you invest at           o     The minimum is $25 per month or $75
                            least $25 per month with this service.                             per quarter.
                       o    To enroll, check off the box on the account                  o    You can also establish an investing
                            application and provide:                                          program through direct deposit from
                       -    your bank account information                                     your paycheck.
                       -    the amount and date of your monthly or quarterly                  Call 1-800-343-2898 for details.
                            investment

* The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.

** Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase, if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

***This does not apply to exchanges from Class A shares of an Evergreen money market fund unless the account has been subject to a previous sales charge. + Evergreen Investment Services, Inc. (EIS) will fund a $50 initial investment in Class A shares of the Evergreen Funds for employees of First Union Corporation (First Union) and its affiliates when the employee enrolls in a new Evergreen SIP and agrees to subsequent monthly investments of $50. EIS will fund a $100 initial investment in Class A shares of the Evergreen Funds for employees of First Union when the employee enrolls in a new Evergreen SIP through a CAP account and agrees to subsequent monthly investments of $100. To be eligible for either of these offers, the employee must open an account with First Union Securities, Inc. to execute the transactions. If the employee redeems his shares within 12 months after the month of purchase, EIS reserves the right to reclaim its $50 or $100 initial investment.

STATE MUNICIPAL BOND FUNDS
13

HOW TO REDEEM SHARES

We offer you several convenient ways to redeem your shares in any of the Evergreen Funds:

Methods           Requirements

Call us           o Call the Evergreen Express Line at 1-800-346-3858 24
                    hours a day or to speak with an Evergreen professional call 1-800-343-2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
                  o This service must be authorized  ahead of time,  and is only available  for regular  accounts.*
                  o All  authorized  requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. Eastern time will be processed the following business day.**
                  o We can either:
                    - wire the proceeds into your bank account (service charges may apply)
                    - electronically transmit the proceeds into your bank account via the Automated Clearing House service - mail you a check.
                  o    All telephone calls are recorded and may be monitored for
                       your protection. We are not responsible for acting on telephone orders we believe are genuine.
                  o    See  "Exceptions:  Redemption  Requests  That  Require  A
                       Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us          You can mail a redemption request to:
                  Postal Service Address:         Overnight Address:
                  Evergreen Service Company, LLC  Evergreen Service Company, LLC
                  P.O. Box 2121                   200 Berkeley St.
                  Boston, MA 02106-9970           Boston, MA 02116-5034
                  o   Your letter of instructions must:
                      - list the Fund name and the account number
                      - indicate the number of shares or dollar value you wish
                        to redeem
                      - be signed by the registered owner(s)
                  o See "Exceptions: Redemption Requests That Require A Signature Guarantee" below for requests that must be signature guaranteed.
                  o To redeem from an IRA or other retirement account, call 1-800-343-2898 for special instructions.

Redeem  Your      o  You may also redeem your  shares by  contacting  your
Shares in Person     investment professional.
                  o  A fee may be charged for this service.

Systematic        o  You can transfer money automatically from your Fund account
Withdrawal Plan      on a monthly or quarterly basis without redemption fees.
(SWP)             o  The withdrawal can be mailed to you, or deposited directly into your bank account.
                  o  The minimum is $75 per month.
                  o  The maximum is 1.00% of your  account per month or 3.00%
                     per quarter.
                  o  To enroll, call 1-800-343-2898 for instructions.

* Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

** The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.

Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and five business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1,000.

Exceptions: Redemption Requests That Require A Signature Guarantee

To protect you and the Evergreen Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees: o You are redeeming more than $50,000.

o You want the proceeds transmitted into a bank account not listed on the account.
o You want the proceeds payable to anyone other than the registered owner(s) of the account.
o Either your address or the address of your bank account has been changed within 30 days.
o The account is registered in the name of a fiduciary corporation or any other organization.
In these cases, additional documentation is required:
         corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide A Signature Guarantee:
o        Commercial Bank
o        Trust Company
o        Savings Association
o        Credit Union
o        Member of a U.S. stock exchange

STATE MUNICIPAL BOND FUNDS
14

OTHER SERVICES

Evergreen Express Line

1-800-346-3858

Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen portfolio managers.

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction (Class A, Class B and Class C only)
If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins.

Telephone Investment Plan

You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange

You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen Fund into an existing account in another Evergreen Fund in the same share class and same account name -- automatically. Please indicate on the application the Evergreen Fund(s) into which you want to invest the distributions.

Reinstatement Privileges

Within 90 days of redemption a shareholder may reestablish their investment at the current NAV by reinvesting some, or all, of their redemption proceeds into the same share class of any Evergreen Fund. If a deferred sales charge was deducted from your redemption proceeds, the full amount of the deferred sales charge will be credited to your account at the then current NAV and your deferred sales charge schedule will resume from the time of the original redemption.

THE TAX CONSEQUENCES OF INVESTING IN THE FUNDS

You may be taxed in two ways:

o On Fund  distributions  (dividends and capital gains)
o On any profit you make when you sell any or all of your shares.

Fund Distributions

A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Funds expect that substantially all of the their regular dividends will be exempt from federal income tax. Otherwise, the Funds will distribute two types of taxable income to you:

o Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays a monthly dividend from the dividends, interest and other income on the securities in which it invests.

o Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

Dividend and Capital Gain Reinvestment

Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

Profits You Realize When You Redeem Shares

When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund

STATE MUNICIPAL BOND FUNDS
15
transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting

Evergreen Service Company, LLC provides you with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. Since the IRS receives a copy as well, you could pay a penalty if you neglect to report them.

Evergreen Service Company, LLC will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

Retirement Plans

You may invest in each Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your broker-dealer. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

FEES AND EXPENSES OF THE FUNDS

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

12b-1 Fees

The Trustees of the Evergreen Funds have approved a policy to assess 12b-1 fees for Class A, Class B and Class C shares. Up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares may be payable as 12b-1 fees. However, currently the 12b-1 fees for Class A shares are limited to 0.25% of the average daily net assets of the class. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the front-end charge of Class A shares. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Fund may use the 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

Other Expenses

Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses

The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are "invisible," investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) a Fund's advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

STATE MUNICIPAL BOND FUNDS
16

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one share in each share class of the Funds -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The tables have been derived from financial information audited by KPMG LLP, the Funds' independent auditors. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Report as well as the Statement of Additional Information.


--------------------------------------------------------------------------------
                                    EVERGREEN
                         Connecticut Municipal Bond Fund
--------------------------------------------------------------------------------

                                                                     Year Ended March 31,
                                                            ---------------------------------------
                                                             2001       2000       1999     1998 (a)
---------------------------------------------------------------------------------------------------
  CLASS A SHARES
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 6.01     $ 6.38     $ 6.38     $ 6.40
                                                            ======     ======     ======     ======
Income from investment operations
Net investment income                                         0.27       0.26       0.26       0.07
Net realized and unrealized gains or losses on securities     0.30      (0.35)      0.06      (0.02)
                                                            ------     ------     ------     ------
Total from investment operations                              0.57      (0.09)      0.32       0.05
                                                            ------     ------     ------     ------

Less distributions to shareholders from
Net investment income                                        (0.27)     (0.26)     (0.26)     (0.07)
Net realized gains                                            0.00      (0.02)     (0.06)         0
                                                            ------     ------     ------     ------
Total distributions to shareholders                          (0.27)     (0.28)     (0.32)     (0.07)
                                                            ------     ------     ------     ------

Net asset value, end of period                              $ 6.31     $ 6.01     $ 6.38     $ 6.38
                                                            ======     ======     ======     ======
Total return*                                                 9.71%     (1.47%)     5.14%      0.77%
Ratios and supplemental data
Net assets, end of period (thousands)                       $3,148     $  744     $  570     $  146
Ratios to average net assets
  Expenses++                                                  0.87%      0.86%      0.84%      0.86%+
  Net investment income                                       4.40%      4.25%      4.04%      4.38%+
Portfolio turnover rate                                         33%        86%        42%        17%

                                                                     Year Ended March 31,
                                                            ---------------------------------------
                                                             2001       2000       1999     1998 (b)
---------------------------------------------------------------------------------------------------
  CLASS B SHARES
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 6.01     $ 6.38     $ 6.38     $ 6.44
                                                            ======     ======     ======     ======
Income from investment operations
Net investment income                                         0.22       0.22       0.21       0.05
Net realized and unrealized gains or losses on securities     0.30      (0.35)      0.06      (0.06)
                                                            ------     ------     ------     ------
Total from investment operations                              0.52      (0.13)      0.27      (0.01)
                                                            ------     ------     ------     ------

Less distributions to shareholders from
Net investment income                                        (0.22)     (0.22)     (0.21)     (0.05)
Net realized gains                                            0.00      (0.02)     (0.06)         0
                                                            ------     ------     ------     ------
Total distributions to shareholders                          (0.22)     (0.24)     (0.27)     (0.05)
                                                            ------     ------     ------     ------

Net asset value, end of period                              $ 6.31     $ 6.01     $ 6.38     $ 6.38
                                                            ======     ======     ======     ======
Total return*                                                 8.90%     (2.21%)     4.35%     (0.21%)
Ratios and supplemental data
Net assets, end of period (thousands)                       $1,788     $1,375     $1,180     $  331
Ratios to average net assets
  Expenses++                                                  1.62%      1.61%      1.58%      1.61%+
  Net investment income                                       3.63%      3.45%      3.25%      3.36%+
Portfolio turnover rate                                         33%        86%        42%        17%

(a) For the period from December 30, 1997 (commencement of class operations) to March 31, 1998.
(b) For the period from January 9,1998 (commencement of class operations) to March 31,1998.
*     Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+     Annualized.


                                                   STATE MUNICIPAL BOND FUNDS 17

--------------------------------------------------------------------------------
                                    Evergreen
                         Connecticut Municipal Bond Fund
--------------------------------------------------------------------------------

                                                                                    Year Ended March 31,
                                                                     -------------------------------------------------
                                                                       2001         2000          1999        1998 (a)
----------------------------------------------------------------------------------------------------------------------
  CLASS I* SHARES
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   6.01     $   6.38      $   6.37      $   6.32
                                                                     ========     ========      ========      ========
Income from investment operations
Net investment income                                                    0.28         0.27          0.28          0.10
Net realized and unrealized gains or losses on securities                0.30        (0.35)         0.07          0.05
                                                                     --------     --------      --------      --------
Total from investment operations                                         0.58        (0.08)         0.35          0.15
                                                                     --------     --------      --------      --------

Less distributions to shareholders from
Net investment income                                                   (0.28)       (0.27)        (0.28)        (0.10)
Net realized gains                                                       0.00        (0.02)        (0.06)            0
                                                                     --------     --------      --------      --------
Total distributions to shareholders                                     (0.28)       (0.29)        (0.34)        (0.10)
                                                                     --------     --------      --------      --------

Net asset value, end of period                                       $   6.31     $   6.01      $   6.38      $   6.37
                                                                     ========     ========      ========      ========
Total return                                                             9.98%       (1.22%)        5.56%         2.39%
Ratios and supplemental data
Net assets, end of period (thousands)                                $ 58,938     $ 70,390      $ 73,890      $ 67,675
Ratios to average net assets
  Expenses++                                                             0.62%        0.61%         0.58%         0.61%+
  Net investment income                                                  4.64%        4.47%         4.33%         4.50%+
Portfolio turnover rate                                                    33%          86%           42%           17%

(a) For the period from November 24, 1997 (commencement of class operations) to March 31, 1998.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+     Annualized.
* Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).


18 STATE MUNICIPAL BOND FUNDS

--------------------------------------------------------------------------------
                                    Evergreen
                         New Jersey Municipal Bond Fund
--------------------------------------------------------------------------------

                                                                 Year Ended March 31,
                                              -----------------------------------------------------------       Period Ended
                                                2001        2000         1999         1998       1997 (a)    August 31, 1996 (b)
--------------------------------------------------------------------------------------------------------------------------------
  CLASS A SHARES
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  10.48    $  11.16     $  11.11     $  10.74     $  10.75        $  11.01
                                              ========    ========     ========     ========     ========        ========
Income from investment operations
Net investment income                             0.50        0.51         0.51         0.53         0.31            0.28
Net realized and unrealized gains or losses
  losses on securities                            0.48       (0.66)        0.11         0.46        (0.01)          (0.26)
                                              --------    --------     --------     --------     --------        --------
Total from investment operations                  0.98       (0.15)        0.62         0.99         0.30            0.02
                                              --------    --------     --------     --------     --------        --------

Less distributions to shareholders from
Net investment income                            (0.50)      (0.51)       (0.51)       (0.53)       (0.31)          (0.28)
Net realized gains                                0.00       (0.02)       (0.06)       (0.09)           0               0
                                              --------    --------     --------     --------     --------        --------
Total distributions to shareholders              (0.50)      (0.53)       (0.57)       (0.62)       (0.31)          (0.28)
                                              --------    --------     --------     --------     --------        --------

Net asset value, end of period                $  10.96    $  10.48     $  11.16     $  11.11     $  10.74        $  10.75
                                              ========    ========     ========     ========     ========        ========
Total return*                                     9.64%      (1.33%)       5.66%        9.34%        2.83%           0.19%
Ratios and supplemental data
Net assets, end of period (thousands)         $ 29,475    $ 28,135     $ 33,657     $ 31,614     $ 31,434        $ 32,377
Ratios to average net assets
  Expenses++                                      0.69%       0.56%        0.50%        0.50%        0.44%+          0.34%+
  Net investment income                           4.72%       4.72%        4.52%        4.77%        5.02%+          5.08%+
Portfolio turnover rate                             16%         55%          40%          37%          15%              0%

                                                                 Year Ended March 31,
                                              -----------------------------------------------------------       Period Ended
                                                2001        2000         1999         1998       1997 (a)    August 31, 1996 (b)
--------------------------------------------------------------------------------------------------------------------------------
  CLASS B SHARES
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  10.48    $  11.16     $  11.11     $  10.74     $  10.75        $  11.01
                                              --------    --------     --------     --------     --------        --------
Income from investment operations
Net investment income                             0.41        0.41         0.40         0.43         0.25            0.24
Net realized and unrealized gains or
  losses on securities                            0.48       (0.66)        0.11         0.46            0           (0.26)
                                              --------    --------     --------     --------     --------        --------
Total from investment operations                  0.89       (0.25)        0.51         0.89         0.25           (0.02)
                                              --------    --------     --------     --------     --------        --------

Less distributions to shareholders from
Net investment income                            (0.41)      (0.41)       (0.40)       (0.43)       (0.26)          (0.24)
Net realized gains                                0.00       (0.02)       (0.06)       (0.09)           0               0
                                              --------    --------     --------     --------     --------        --------
Total distributions to shareholders              (0.41)      (0.43)       (0.46)       (0.52)       (0.26)          (0.24)
                                              --------    --------     --------     --------     --------        --------

Net asset value, end of period                $  10.96    $  10.48     $  11.16     $  11.11     $  10.74        $  10.75
                                              --------    --------     --------     --------     --------        --------
Total return*                                     8.65%      (2.21%)       4.71%        8.35%        2.29%          (0.20%)
Ratios and supplemental data
Net assets, end of period (thousands)         $ 20,152    $ 19,582     $ 20,199     $ 13,645     $  7,847        $  2,709
Ratios to average net assets
  Expenses++                                      1.59%       1.47%        1.41%        1.41%        1.36%+          1.28%+
  Net investment income                           3.81%       3.81%        3.59%        3.85%        4.07%+          4.14%+
Portfolio turnover rate                             16%         55%          40%          37%          15%              0%

(a) For the seven months ended March 31, 1997. The Fund changed its fiscal year end from August 31 to March 31, effective March 31, 1997.
(b) For the six months ended August 31, 1996. The Fund changed its fiscal year end from February 28 to August 31, effective August 31, 1996.
*     Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+     Annualized.


                                                   STATE MUNICIPAL BOND FUNDS 19

--------------------------------------------------------------------------------
                                    Evergreen
                         New Jersey Municipal Bond Fund
--------------------------------------------------------------------------------

                                                                    Year Ended March 31,
                                              -------------------------------------------------------------         Period Ended
                                                 2001         2000         1999         1998       1997 (a)      August 31, 1996 (b)
------------------------------------------------------------------------------------------------------------------------------------
  CLASS I* SHARES
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $   10.48    $   11.16    $   11.11    $   10.74    $   10.75          $   11.01
                                              =========    =========    =========    =========    =========          =========
Income from investment operations
Net investment income                              0.51         0.52         0.52         0.54         0.32               0.28
Net realized and unrealized gains or losses
  on securities                                    0.48        (0.66)        0.11         0.46        (0.01)             (0.26)
                                              ---------    ---------    ---------    ---------    ---------          ---------
Total from investment operations                   0.99        (0.14)        0.63         1.00         0.31               0.02
                                              ---------    ---------    ---------    ---------    ---------          ---------

Less distributions to shareholders from
Net investment income                             (0.51)       (0.52)       (0.52)       (0.54)       (0.32)             (0.28)
Net realized gains                                 0.00        (0.02)       (0.06)       (0.09)           0                  0
                                              ---------    ---------    ---------    ---------    ---------          ---------
Total distributions to shareholders               (0.51)       (0.54)       (0.58)       (0.63)       (0.32)             (0.28)
                                              ---------    ---------    ---------    ---------    ---------          ---------

Net asset value, end of period                $   10.96    $   10.48    $   11.16    $   11.11    $   10.74          $   10.75
                                              =========    =========    =========    =========    =========          =========
Total return                                       9.74%       (1.23%)       5.76%        9.44%        2.88%              0.20%
Ratios and supplemental data
Net assets, end of period (thousands)         $ 177,206    $ 168,632    $ 123,419    $ 105,331    $   9,436          $   9,076
Ratios to average net assets
  Expenses++                                       0.60%        0.47%        0.41%        0.41%        0.36%+             0.31%+
  Net investment income                            4.81%        4.83%        4.61%        4.79%        5.08%+             5.12%+
Portfolio turnover rate                              16%          55%          40%          37%          15%                 0%

(a) For the seven months ended March 31, 1997. The Fund changed its fiscal year end from August 31 to March 31, effective March 31, 1997.
(b) For the six months ended August 31, 1996. The Fund changed its fiscal year end from February 28 to August 31, effective August 31, 1996.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+     Annualized.
* Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).


20 STATE MUNICIPAL BOND FUNDS

--------------------------------------------------------------------------------
                                    Evergreen
                        Pennsylvania Municipal Bond Fund
--------------------------------------------------------------------------------

                                                                                Year Ended March 31,
                                                            ------------------------------------------------------------
                                                              2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------
  CLASS A SHARES
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  10.89     $  11.66     $  11.70     $  11.14     $  11.15
                                                            ========     ========     ========     ========     ========
Income from investment operations
Net investment income                                           0.56         0.54         0.51         0.55         0.59
Net realized and unrealized gains or losses on securities       0.45        (0.76)        0.10         0.55        (0.01)
                                                            --------     --------     --------     --------     --------
Total from investment operations                                1.01        (0.22)        0.61         1.10         0.58
                                                            --------     --------     --------     --------     --------

Less distributions to shareholders from
Net investment income                                          (0.56)       (0.54)       (0.51)       (0.54)       (0.59)
Net realized gains                                              0.00        (0.01)       (0.14)           0            0
                                                            --------     --------     --------     --------     --------
Total distributions to shareholders                            (0.56)       (0.55)       (0.65)       (0.54)       (0.59)
                                                            --------     --------     --------     --------     --------

Net asset value, end of period                              $  11.34     $  10.89     $  11.66     $  11.70     $  11.14
                                                            ========     ========     ========     ========     ========
Total return*                                                   9.57%       (1.86%)       5.36%       10.02%        5.30%
Ratios and supplemental data
Net assets, end of period (thousands)                       $ 44,951     $ 32,796     $ 28,646     $ 24,119     $ 24,535
Ratios to average net assets
  Expenses++                                                    0.64%        0.73%        0.82%        0.76%        0.76%
  Net investment income                                         5.07%        4.89%        4.36%        4.79%        5.26%
Portfolio turnover rate                                           20%          28%          69%          54%          84%

                                                                                Year Ended March 31,
                                                            ------------------------------------------------------------
                                                              2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------
  CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  10.80     $  11.52     $  11.55     $  10.99     $  11.00
                                                            ========     ========     ========     ========     ========
Income from investment operations
Net investment income                                           0.47         0.45         0.42         0.46         0.49
Net realized and unrealized gains or losses on securities       0.47        (0.70)        0.11         0.54        (0.01)
                                                            --------     --------     --------     --------     --------
Total from investment operations                                0.94        (0.25)        0.53         1.00         0.48
                                                            --------     --------     --------     --------     --------

Less distributions to shareholders from
Net investment income                                          (0.48)       (0.46)       (0.42)       (0.44)       (0.49)
Net realized gains                                              0.00        (0.01)       (0.14)           0            0
                                                            --------     --------     --------     --------     --------
Total distributions to shareholders                            (0.48)       (0.47)       (0.56)       (0.44)       (0.49)
                                                            --------     --------     --------     --------     --------

Net asset value, end of period                              $  11.26     $  10.80     $  11.52     $  11.55     $  10.99
                                                            ========     ========     ========     ========     ========
Total return*                                                   8.89%       (2.23%)       4.68%        9.27%        4.50%
Ratios and supplemental data
Net assets, end of period (thousands)                       $ 31,262     $ 35,334     $ 37,823     $ 37,036     $ 37,215
Ratios to average net assets
  Expenses++                                                    1.39%        1.48%        1.58%        1.52%        1.51%
  Net investment income                                         4.32%        4.11%        3.60%        4.04%        4.50%
Portfolio turnover rate                                           20%          28%          69%          54%          84%

*     Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.


                                                   STATE MUNICIPAL BOND FUNDS 21

--------------------------------------------------------------------------------
                                    Evergreen
                        Pennsylvania Municipal Bond Fund
--------------------------------------------------------------------------------

                                                                              Year Ended March 31,
                                                            -------------------------------------------------------
                                                              2001        2000        1999        1998        1997
-------------------------------------------------------------------------------------------------------------------
  CLASS C SHARES
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 10.82     $ 11.55     $ 11.59     $ 11.02     $ 11.03
                                                            =======     =======     =======     =======     =======
Income from investment operations
Net investment income                                          0.47        0.45        0.42        0.45        0.47
Net realized and unrealized gains or losses on securities      0.47       (0.71)       0.10        0.57        0.01
                                                            -------     -------     -------     -------     -------
Total from investment operations                               0.94       (0.26)       0.52        1.02        0.48
                                                            -------     -------     -------     -------     -------

Less distributions to shareholders from
Net investment income                                         (0.48)      (0.46)      (0.42)      (0.45)      (0.49)
Net realized gains                                             0.00       (0.01)      (0.14)          0           0
                                                            -------     -------     -------     -------     -------
Total distributions to shareholders                           (0.48)      (0.47)      (0.56)      (0.45)      (0.49)
                                                            -------     -------     -------     -------     -------

Net asset value, end of period                              $ 11.28     $ 10.82     $ 11.55     $ 11.59     $ 11.02
                                                            =======     =======     =======     =======     =======
Total return*                                                  8.88%      (2.31%)      4.59%       9.34%       4.49%
Ratios and supplemental data
Net assets, end of period (thousands)                       $ 5,775     $ 5,726     $ 6,945     $ 6,414     $ 6,830
Ratios to average net assets
  Expenses++                                                   1.39%       1.48%       1.58%       1.52%       1.51%
  Net investment income                                        4.29%       4.11%       3.60%       4.05%       4.52%
Portfolio turnover rate                                          20%         28%         69%         54%         84%

                                                                            Year Ended March 31,
                                                            ---------------------------------------------------
                                                               2001          2000          1999        1998 (a)
---------------------------------------------------------------------------------------------------------------
  CLASS I** SHARES
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $   10.89     $   11.66     $   11.70     $   11.60
                                                            =========     =========     =========     =========
Income from investment operations
Net investment income                                            0.59          0.57          0.54          0.19
Net realized and unrealized gains or losses on securities        0.45         (0.76)         0.10          0.10
                                                            ---------     ---------     ---------     ---------
Total from investment operations                                 1.04         (0.19)         0.64          0.29
                                                            ---------     ---------     ---------     ---------

Less distributions to shareholders from
Net investment income                                           (0.59)        (0.57)        (0.54)        (0.19)
Net realized gains                                               0.00         (0.01)        (0.14)            0
                                                            ---------     ---------     ---------     ---------
Total distributions to shareholders                             (0.59)        (0.58)        (0.68)        (0.19)
                                                            ---------     ---------     ---------     ---------

Net asset value, end of period                              $   11.34     $   10.89     $   11.66     $   11.70
                                                            =========     =========     =========     =========
Total return                                                     9.84%        (1.62%)        5.63%         2.54%
Ratios and supplemental data
Net assets, end of period (thousands)                       $ 809,659     $ 796,576     $ 181,919     $ 152,960
Ratios to average net assets
  Expenses++                                                     0.39%         0.47%         0.57%         0.59%+
  Net investment income                                          5.32%         5.20%         4.61%         4.75%+
Portfolio turnover rate                                            20%           28%           69%           54%

(a) For the period from November 24, 1997 (commencement of class operations) to March 31, 1998.
*     Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+     Annualized.
** Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).


STATE MUNICIPAL BOND FUNDS
22

                                      Notes

STATE MUNICIPAL BOND FUNDS
23

                          Evergreen Funds


Institutional Money Market Funds
Institutional Money Market Fund
Institutional Municipal Money Market Fund
Institutional Treasury Money Market Fund
Institutional U.S. Government Money Market Fund
Institutional 100% Treasury Money Market Fund
Cash Management Money Market Fund
Cash Management Treasury Money Market Fund

Money Market Funds
California Municipal Money Market Fund
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund
U.S. Government Money Market Fund

State Municipal Bond Funds
Connecticut  Municipal Bond Fund
Florida High Income Municipal  Bond Fund
Florida  Municipal  Bond Fund
Georgia  Municipal  Bond Fund
Maryland  Municipal  Bond Fund
New Jersey  Municipal  Bond Fund
North  Carolina Municipal Bond Fund
Pennsylvania  Municipal Bond Fund
South Carolina  Municipal Bond Fund
Virginia Municipal Bond Fund

National Municipal Bond Funds
High Grade Municipal Bond Fund
High Income Municipal Bond Fund
Municipal Bond Fund
Short-Intermediate Municipal Bond Fund
Intermediate Term Municipal Bond Fund

Short and Intermediate Term Bond Funds
Adjustable Rate Fund
Fixed Income Fund
Intermediate Term Bond Fund
Limited Duration Fund
Short-Duration Income Fund

Intermediate and Long Term Bond Funds
Core Bond Fund
Diversified Bond Fund
Fixed Income Fund II
High Yield Bond Fund
Income Plus Fund
Quality Income Fund
Select High Yield Bond Fund
Strategic Income Fund
U.S. Government Fund

Balanced Funds
Balanced Fund
Foundation Fund
Select Balanced Fund
Tax Strategic Foundation Fund

Growth and Income Funds
Blue Chip Fund
Core Equity Fund
Equity Income Fund
Equity Index Fund
Growth and Income Fund
Small Cap Value Fund
Strategic Value Fund
Value Fund

Domestic Growth Funds
Aggressive  Growth Fund
Capital Growth Fund
Evergreen Fund
Growth Fund
Large  Company  Growth Fund
Masters Fund
Omega Fund
Premier 20 Fund
Secular  Growth Fund
Select Small Cap Growth Fund
Select  Strategic  Growth Fund
Small Company  Growth Fund
Special Equity Fund
Stock Selector Fund
Tax Strategic Equity Fund

Sector Funds
Health Care Fund
Technology Fund
Utility and Telecommunications Fund

Global and International Funds
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Bond Fund
International Growth Fund
Latin America Fund
Precious Metals Fund

STATE MUNICIPAL BOND FUNDS
24

                             QUICK REFERENCE GUIDE

1.   Evergreen Express Line
     Call 1-800-346-3858
     24 hours a day to
     o check your account
     o order a statement
     o get a Fund's current price, yield and
       total return
     o buy, redeem or exchange Fund shares

2.   Shareholder Services
     Call 1-800-343-2898
     Monday through Friday, 8 a.m. to 6 p.m.
     Eastern time to
     o buy, redeem or exchange shares
     o order applications
     o get assistance with your account

3.   Information Line for Hearing and Speech Impaired (TTY/TDD)
     Call 1-800-343-2888
     Monday through Friday, 8 a.m. to 6 p.m. Eastern time

4.   Write us a letter
     Evergreen Service Company, LLC
     P.O. Box 2121
     Boston, MA  02106-9970
     o to buy, redeem or exchange shares
     o to change the registration on your account
     o for general correspondence


5.   For express, registered, certified mail
     Evergreen Service Company, LLC
     200 Berkeley St.
     Boston, MA  02116-5034

6.   Visit us on-line
     www.evergreeninvestments.com

7.   Regular communications you will receive
     Account Statements -- You will receive quarterly statements for each Fund in which you invest. Please review and promptly notify Evergreen of any inaccuracies.

     Confirmation Notices -- We send a confirmation of transactions, other than SIP and SWP transactions, you make within five days. Please review and promptly notify Evergreen of any inaccuracies.

     Annual and Semi-annual reports -- You will receive a detailed financial report on your Funds twice a year.

     Tax Forms -- Each January you will receive any tax information you need to include with your tax returns as well as the Evergreen Tax Information Guide.

     For More Information About the
     Evergreen State Municipal Bond Funds, Ask for:

     The Funds' most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of the Fund's portfolio holdings as of a specific date, as well as commentary from the Fund's portfolio manager. This Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

     The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

     For questions, other information, or to request a copy, without charge, of any of the documents, call 1-800-343-2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at www.evergreeninvestments.com.

     Information about these Funds (including the SAI) is also available on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1-202-942-8090.

                           Evergreen Distributor, Inc.

                                 90 Park Avenue

                            New York, New York 10016

                                                       SEC File No.: 811-08367

                            EVERGREEN MUNICIPAL TRUST
                           STATE MUNICIPAL BOND FUNDS

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                            EVERGREEN MUNICIPAL TRUST

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                 (800) 343-2898

                      EVERGREEN STATE MUNICIPAL BOND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2001

         Evergreen Connecticut Municipal Bond Fund ("Connecticut Fund")

          Evergreen New Jersey Municipal Bond Fund ("New Jersey Fund")

        Evergreen Pennsylvania Municipal Bond Fund ("Pennsylvania Fund")

                     (Each a "Fund"; together, the "Funds")

          Each Fund is a series of an open-end management investment company known as Evergreen Municipal Trust (the "Trust")

         This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds. It is not a prospectus but should be read in conjunction with the prospectus dated August 1, 2001 for the Fund in which you are making or contemplating an investment. The Funds are offered through one prospectus offering Class A and Class B shares of each Fund, Class C shares of Pennsylvania Municipal Bond Fund and Class I (formerly Class Y) shares of each Fund. You may obtain a prospectus without charge by calling (800) 343-2898 or downloading it off our website at www.evergreeninvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

         Certain information may be incorporated by reference to the Funds' Annual Report dated March 31, 2001. You may obtain a copy of the Annual Report without charge by calling (800) 343-2898 or downloading it off our website at www.evergreeninvestments.com.

                                TABLE OF CONTENTS

PART 1

TRUST HISTORY.............................................................1-2
INVESTMENT POLICIES.......................................................1-2
OTHER SECURITIES AND PRACTICES............................................1-4
PRINCIPAL HOLDERS OF FUND SHARES..........................................1-4
EXPENSES..................................................................1-6
PERFORMANCE...............................................................1-10
COMPUTATION OF CLASS A OFFERING PRICE ....................................1-11
SERVICE PROVIDERS.........................................................1-11
FINANCIAL STATEMENTS......................................................1-13
ADDITIONAL INFORMATION CONCERNING CONNECTICUT.............................1-14
ADDITIONAL INFORMATION CONCERNING NEW JERSEY..............................1-21
ADDITIONAL INFORMATION CONCERNING PENNSYLVANIA............................1-24

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES.............2-1
PURCHASE AND REDEMPTION OF SHARES.........................................2-19
SALES CHARGE WAIVERS AND REDUCTIONS.......................................2-22
PRICING OF SHARES.........................................................2-24
PERFORMANCE CALCULATIONS..................................................2-25
PRINCIPAL UNDERWRITER.....................................................2-27
DISTRIBUTION EXPENSES UNDER RULE 12b-1....................................2-28
SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT PROFESSIONALS.............2-30
TAX INFORMATION...........................................................2-32
BROKERAGE.................................................................2-35
ORGANIZATION..............................................................2-36
INVESTMENT ADVISORY AGREEMENT.............................................2-37
MANAGEMENT OF THE TRUST...................................................2-39
CORPORATE AND MUNICIPAL BOND RATINGS......................................2-42
ADDITIONAL INFORMATION....................................................2-52


                                      1-1

                                     PART 1

                                  TRUST HISTORY

         The Evergreen Municipal Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. Each Fund is a non-diversified series of the Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the 1940
Act). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Non-Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a non-diversified investment company under the 1940 Act.

         Further Explanation of Non-Diversified Funds:

         A non-diversified investment company is not limited by the 1940 Act as to the amount of assets that may be invested in any one issuer. However, in order to qualify as a regulated investment company for tax purposes, each Fund may have no more that 25% of its total assets invested in the securities (other than securities of the U.S. government, its agencies or instrumentalities, or the shares of other regulated investment companies) of any one issuer. In addition, with respect to 50% of its total assets, each Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, or invest in more than 10% of the voting securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, determined at the time of purchase.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

                                      1-2

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

            4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.  Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call

                                      1-3
a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         9.  Investment in Federally Tax Exempt Securities

         Each Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for funds with the words "tax exempt," "tax free" or "municipal" in their names.

                         OTHER SECURITIES AND PRACTICES

         For information regarding certain securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectus. The list below applies to all Funds unless otherwise noted.

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions Repurchase Agreements
Reverse Repurchase Agreements
Securities Lending
Options and Futures Strategies
High  Yield,  High Risk Bonds
Illiquid  and  Restricted  Securities
Investment in Other Investment  Companies
Short Sales
Municipal  Securities
U.S. Virgin  Islands,  Guam and Puerto Rico
Zero Coupon "Stripped" Bonds
Stand-by Commitments


                        PRINCIPAL HOLDERS OF FUND SHARES

         As of June 30, 2001, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of June 30, 2001.

                    ------------------------------------------------------

                    Connecticut Fund   Class A

                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    Donaldson Lufkin Jenrette
                    Securities Corporation Inc.               13.60%
                    P.O. Box 2052
                    Jersey City, NJ 07303-9998
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    Fidelity Personal TR CO FSB
                    Mark Comiskey                             11.23%
                    82 Devonshire Street
                    Mail Zone R18B
                    Boston, MA 02109
                    ----------------------------------------- ------------

                                      1-4

                    ----------------------------------------- ------------
                    LPL Financial Services
                    A/C 1172-8040                             10.41%
                    9785 Towne Center Drive
                    San Diego, CA 92121-1968
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Clearing Corporation
                    A/C 8612-7796                             8.69%
                    Beatrice M. Wright
                    c/o Prospect - #224
                    69 Loeffler Road
                    Bloomfield, CT 06002-2279
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    Fiduciary Trust Co International
                    for Eileen M Clark Rev Trust              8.00%
                    A/C #420-720-708
                    2 World Trade Center
                    New York, NY 10048-0203
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    MLPF&S for the Sole Benefit of its
                    Customers                                 7.44%
                    Attn: Fund Administration
                    4800 Deer Lake Dr E 2nd Floor
                    Jacksonville, FL 32246-6484
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Clearing Corporation FBO
                    Sarah Allin and A/C 1099-8268             5.85%
                    10 Sandgate Road
                    Madison, CT 06443-3453
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Connecticut Fund   Class B

                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    First Clearing Corporation
                    A/C 5517-0950                             8.99%
                    Frank F Mangus
                    94 Maple Tree Ave
                    Stamford, CT 06906-2215
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Clearing Corporation
                    A/C 5984-0530                             8.92%
                    Stewart Monroe Jr.
                    11 Westport Rd #4
                    Wilton, CT 06897-4523
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Clearing Corporation
                    A/C 5456-9806                             8.71%
                    Barbara McCormack
                    270 Weatherly Trail
                    Guilford, CT 06437-1201
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Clearing Corporation
                    A/C 3170-8986                             7.10%
                    Sylvia Fendler
                    72 Brinkerhoff Avenue
                    Stamford, CT 06905-3203
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Clearing Corporation
                    A/C 8686-9653                             6.82%
                    Edith B White
                    28 Skyline Drive
                    Sherman, CT 06784-2141
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Connecticut Fund   Class I

                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    First Union National Bank
                    Cash Account                              99.66%
                    Attn: Trust Operating Fund Group
                    401 S Tyron Street, 3rd Floor
                    Charlotte, NC 28202-1911
                    ----------------------------------------- ------------

                                      1-5

                    ------------------------------------------------------

                    New Jersey Fund   Class A

                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    MLPF&S for the Sole Benefit of its
                    Customers                                 8.89%
                    Attn: Fund Admin
                    4800 Deer Lake Dr. E 2nd Floor
                    Jacksonville, FL 32246-6484
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    New Jersey Fund   Class B

                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    MLPF&S for the Sole Benefit of its
                    Customers                                 5.44%
                    Attn: Fund Admin
                    4800 Deer Lake Dr. E 2nd Floor
                    Jacksonville, FL 32246-6484
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    New Jersey Fund   Class I

                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    First Union National Bank
                    Trust Accounts                            96.61%
                    1525 West WT Harris Blvd
                    Charlotte, NC 28288-1076
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Pennsylvania Fund   Class A

                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None

                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Pennsylvania Fund   Class B

                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    MLPF&S for the Sole Benefit of its
                    Customers                                 6.35%
                    Attn: Fund Admin
                    4800 Deer Lake Dr. E 2nd Floor
                    Jacksonville, FL 32246-6484
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Pennsylvania Fund   Class C

                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    MLPF&S for the Sole Benefit of its
                    Customers                                 10.75%
                    Attn: Fund Admin
                    4800 Deer Lake Dr. E 2nd Floor
                    Jacksonville, FL 32246-6484
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Clearing Corporation
                    A/C 2035-4506                             5.26%
                    Campbell Family Trust
                    Cora Campbell TTEE
                    3716 Morrow Drive
                    Bensalem, PA 19020-1344
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Pennsylvania Fund   Class I

                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    First Union National Bank
                    Trust Accounts                            98.95%
                    1525 West WT Harris Blvd
                    Charlotte, NC 28288-1076
                    ----------------------------------------- ------------

                                    EXPENSES

Advisory Fees

          Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.

                                      1-6

         EIMC is entitled to receive a fee from the Connecticut Fund at the annual rate of 0.52% of the Fund's average daily net assets. For the year ended March 31, 2001, EIMC voluntarily agreed to reduce or waive a portion of its fee equal to 0.06%, resulting in a net advisory fee of 0.46%. EIMC may change or stop this waiver at any time.

         EIMC is entitled to receive a fee from the from New Jersey Fund at the annual rates below:

                        ---------------------- ---------------------

                          Average Daily Net            Fee
                               Assets

                        ---------------------- ---------------------
                        ---------------------- ---------------------
                         First $500 million           0.42%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Next $500 million           0.37%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Next $500 million           0.32%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Over $1.5 billion           0.27%
                        ---------------------- ---------------------

         EIMC is entitled to receive a fee from the Pennsylvania Fund at the annual rates below:

                        -------------------------- -----------------

                        Average Daily Net Assets         Fee

                        -------------------------- -----------------
                        -------------------------- -----------------
                            First $50 million           0.46%
                        -------------------------- -----------------
                        -------------------------- -----------------
                            Next $50 million            0.41%
                        -------------------------- -----------------
                        -------------------------- -----------------
                            Next $100 million           0.36%
                        -------------------------- -----------------
                        -------------------------- -----------------
                            Next $100 million           0.31%
                        -------------------------- -----------------
                        -------------------------- -----------------
                            Next $100 million           0.26%
                        -------------------------- -----------------
                        -------------------------- -----------------
                            Next $100 million           0.21%
                        -------------------------- -----------------
                        -------------------------- -----------------
                            Over $500 million           0.16%
                        -------------------------- -----------------

Advisory Fees Paid

         Below are the advisory fees paid by each Fund for the last three fiscal years.

=================================================================================================================
Fund/Fiscal Year                                                  Advisory Fees Paid      Advisory Fees Waived

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Year Ended March 31, 2001

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Connecticut Fund                                                       $346,757                 $41,527
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
New Jersey Fund                                                        $896,273                    $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Pennsylvania Fund                                                     $2,152,376                   $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Year Ended March 31, 2000

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Connecticut Fund                                                       $428,618                 $92,329
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
New Jersey Fund                                                       $1,016,585                $313,481
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Pennsylvania Fund                                                     $2,402,813                   $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Year Ended March 31, 1999

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Connecticut Fund                                                       $425,935                 $116,474
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
New Jersey Fund                                                        $825,018                 $396,701
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Pennsylvania Fund                                                     $1,135,581                   $0
=================================================================================================================

                                      1-7

Brokerage Commissions

         The Funds paid no brokerage commissions during fiscal years 2001, 2000 and 1999.

Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

================================================================================
         Fiscal Year/Fund             Total Underwriting         Underwriting
                                         Commissions        Commissions Retained

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended March 31, 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Connecticut Fund                            $26,573                  $548
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Jersey Fund                            $169,410                 $3,215
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pennsylvania Fund                          $218,879                 $8,838
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended March 31, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Connecticut Fund                            $32,839                  $635
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Jersey Fund                            $231,762                 $14,828
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pennsylvania Fund                          $416,683                 $13,942
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended March 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Connecticut Fund                            $52,550                   $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Jersey Fund                            $340,407                   $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pennsylvania Fund                          $363,030                 $10,125
================================================================================


12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year ended March 31, 2001. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI. Class I shares do not pay 12b-1 fees and Class A shares do not pay distribution fees.

==================================================================================================================
               Fund                    Class A                Class B                         Class C
                                   ===============================================================================
                                   ===============================================================================
                                   Service Fees     Distribution   Service Fees    Distribution    Service Fees
                                                        Fees                           Fees
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Connecticut Fund                       $3,345          $9,796         $3,265            $0              $0
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
New Jersey Fund                       $70,060*        $141,622        $47,208           $0              $0
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Pennsylvania Fund                      $89,486        $254,211        $84,737         $40,754         $13,585
==================================================================================================================

*Of this amount $44,838 was waived

                                      1-8

Trustee Compensation

         Listed below is the Trustee compensation paid by the Trust individually for year ended March 31, 2001 and by the Trust and the ten other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2000. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

-----------------------------------------------------------------------------------------
                                                            Total Compensation from the
                                 Aggregate Compensation     Evergreen Fund Complex for
           Trustee             from Trust for fiscal year     the calendar year ended
                                     ended 3/31/2001                12/31/2000*

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Laurence B. Ashkin**                      $949                        $82,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Charles A. Austin, III                   $1,177                       $88,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Arnold H. Dreyfuss**                      $956                        $83,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
K. Dun Gifford                           $1,255                       $91,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
James S. Howell***                        $511                        $38,750
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Leroy Keith, Jr.                         $1,097                       $83,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Gerald M. McDonnell                      $1,177                       $88,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Thomas L. McVerry                        $1,282                       $98,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Louis W. Moelchert, Jr.                  $1,097                       $83,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
William Walt Pettit                      $1,177                       $88,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
David M. Richardson                      $1,177                       $88,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Russell A. Salton, III                   $1,341                      $101,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Michael S. Scofield                      $1,510                      $112,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Richard J. Shima                         $1,104                       $83,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Richard K. Wagoner                       $1,177                       $88,500
-----------------------------------------------------------------------------------------

*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2000. The amounts listed below will be payable in later years to the respective Trustees:

Austin                        $26,250
Howell                        $27,125
McDonnell                     $88,500
McVerry                       $98,500
Moelchert                     $83,000
Pettit                        $88,500
Salton                        $101,000
Scofield                      $65,100

**As of January 1, 2001, Laurence B. Ashkin and Arnold H. Dreyfuss retired and became Trustees Emeriti.
***As of January 1, 2000, James S. Howell retired and became Trustee Emeritus.

                                      1-9

                                   PERFORMANCE

Total Return

         Below are the annual total returns for each class of shares of the Funds (including applicable sales charges) as of March 31, 2001. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

===================================================================================================================
                                                                          Ten Years or Since
         Fund/Class                 One Year             Five Years       Inception Date of    Inception Date of
                                                                                Class                Class

===================================================================================================================
===================================================================================================================
Connecticut Fund(a)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                               4.50%                3.75%                4.39%              12/30/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                               3.90%                3.64%                4.12%              01/09/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                               9.98%                5.02%                5.16%              11/24/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
New Jersey Fund(b)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                               4.46%                4.50%                5.91%              07/16/1991
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                               3.65%                4.23%                5.95%              01/30/1996
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                               9.74%                5.61%                6.49%              02/08/1996
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Pennsylvania Fund(c)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                               4.40%                4.56%                6.29%              12/27/1990
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                               3.89%                4.60%                6.20%              02/01/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                               6.88%                4.91%                6.19%              02/01/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                               9.84%                5.77%                6.89%              01/24/1997
===================================================================================================================

(a) Historical performance shown for Class I prior to its inception is based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. For Classes A and B prior to their inception, the historical performance shown is based on the performance of Class I and has not been adjusted to reflect the effect of each class' 12b-1 fees. This fee is 0.25% for Class A and 1.00% for Class B. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and B would have been lower.

(b) Historical performance shown for Classes B and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B and I have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Class B. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Class B would have been lower while returns for Class I would have been higher.

(c) Historical performance shown for Classes B, C, and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and I have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

                                      1-10

Yields

         Below are the current and tax equivalent yields for each class of shares of the Funds for the 30-day period ended March 31, 2001. For more information, see "30-Day Yield" and "Tax Equivalent Yield" under "Performance Calculations" in Part 2 of this SAI.

==================================================================================================================================
                                                     30-Day Yield                               Tax Equivalent Yield
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                          Combined
                         Federal &
         Fund            State Tax    Class A     Class B    Class C     Class I    Class A    Class B     Class C     Class I
                          Rate (1)

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Connecticut Fund           38.60%       3.80%      3.22%        N/A       4.24%      6.19%       5.24%        N/A        6.91%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
New Jersey Fund            38.60%       3.97%      3.26%        N/A       4.26%      6.47%       5.31%        N/A        6.94%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Fund          38.60%       4.39%      3.86%       3.86%      4.86%      7.15%       6.29%       6.29%       7.92%
==================================================================================================================================

(1) Assumed for purposes of this chart. Your tax may vary.


                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares at the end of March 31, 2001. For more information, see "Purchase, Redemption and Pricing of Shares."

--------------------------------------------------------------------------------
            Fund              Net Asset Value   Sales Charge     Offering Price
                                 Per Share                         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Connecticut Fund                   $6.31            4.75%            $6.62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Jersey Fund                   $10.96            4.75%            $11.51
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pennsylvania Fund                 $11.34            4.75%            $11.91
--------------------------------------------------------------------------------

                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of First Union Corporation, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive a fee from each Fund.

                                      1-11

         Below are the administrative service fees paid by each Fund for the last three fiscal years. Prior to January 3, 2000, the Funds paid EIS under a different fee schedule.

=======================================================
Fund/Fiscal Year             Administrative Fees Paid

=======================================================
=======================================================
Year Ended March 31, 2001

-------------------------------------------------------
-------------------------------------------------------
Connecticut Fund                     $66,684
-------------------------------------------------------
-------------------------------------------------------
New Jersey Fund                      $213,398
-------------------------------------------------------
-------------------------------------------------------
Pennsylvania  Fund                   $862,187
-------------------------------------------------------
-------------------------------------------------------
Year Ended March 31, 2000

-------------------------------------------------------
-------------------------------------------------------
Connecticut Fund                     $27,423
-------------------------------------------------------
-------------------------------------------------------
New Jersey Fund                      $79,028
-------------------------------------------------------
-------------------------------------------------------
Pennsylvania  Fund                   $296,370
-------------------------------------------------------
-------------------------------------------------------
Year Ended March 31, 1999

-------------------------------------------------------
-------------------------------------------------------
Connecticut Fund                     $15,105
-------------------------------------------------------
-------------------------------------------------------
New Jersey Fund                      $35,092
-------------------------------------------------------
-------------------------------------------------------
Pennsylvania  Fund                   $35,246
=======================================================

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 2121, Boston, Massachusetts 02106-9970, a subsidiary of First Union Corporation, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. Each Fund pays ESC annual fees as follows:

                 ============================= =============== ==============

                                                 Annual Fee     Annual Fee
                 Fund Type                        Per Open      Per Closed
                                                  Account*       Account**

                 ============================= =============== ==============
                 ============================= =============== ==============

                 Monthly Dividend Funds            $25.50          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------

                 Quarterly Dividend Funds          $24.50          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------

                 Semiannual Dividend Funds         $23.50          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------

                 Annual Dividend Funds             $23.50          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------

                 Money Market Funds                $25.50          $9.00
                 ============================= =============== ==============

           *For shareholder  accounts only. Each Fund pays ESC cost plus 15% for broker  accounts.
          **Closed accounts are maintained on the system in order to facilitate historical and tax information.

Distributor

         Evergreen  Distributor,  Inc. (EDI), 90 Park Avenue, New York, New York
10016,   markets  the  Funds   through   broker-dealers   and  other   financial
representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

                                      1-12

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

         Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, provides legal advice to the Funds.


                              FINANCIAL STATEMENTS

         The audited financial statements and the reports thereon are hereby incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 2121, Boston, Massachusetts 02106-9970 or by calling (800) 343-2898, or by downloading it off our website at www.evergreeninvestments.com.

                                      1-13

                  ADDITIONAL INFORMATION CONCERNING CONNECTICUT

         The financial condition of the State of Connecticut (State), its public and its local governments, could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Connecticut Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in Connecticut and is based on information obtained from Connecticut, certain of its authorities and certain other localities within the State, as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of Connecticut, and that there is no obligation on the part of Connecticut to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by Connecticut.

State Economy

         General. Connecticut, the southernmost of the New England States, is located on the northeast coast and is bordered by Long Island Sound, New York, Massachusetts and Rhode Island. Connecticut is situated directly between the financial centers of Boston and New York and is a highly developed and urbanized state. More than one quarter of the total population of the United States and approximately 60% of the Canadian population live within 500 miles of the State. The State's population grew at a rate which exceeded the United States' rate of population growth during the period from 1940 to 1970, and slowed substantially during later decades. The State has extensive transportation and utility services to support its economy.

         Connecticut's economic performance is measured by personal income, which has been and is expected to remain among the highest in the nation; gross state product (the market value of all final goods and services produced by labor and property located within the State), which demonstrated stronger output growth than the nation in general during the 1980s, slower growth for a few years in the early 1990s, and steadily increasing growth during the rest of the 1990s; employment, which fell during the early 1990s but has risen steadily during the rest of the decade to the levels achieved in the late 1980s; and the unemployment rate, which is the lowest in a decade and lower than the regional and national rate.

         Defense Industry. One important component of the manufacturing sector in Connecticut is defense related business. Approximately one quarter of manufacturing establishments and total manufacturing employees in Connecticut are involved in defense related businesses. Nonetheless, this sector's significance in the State's economy has declined considerably. Connecticut has witnessed a marked reduction in the amount of federal spending earmarked for defense related industries in the State. In fiscal 1999, Connecticut received $3,169.4 million of prime contract awards. This accounted for 2.8% of national total awards and ranked twelfth in total defense dollars awarded and fourth in per capita dollars awarded among the 50 states. In fiscal year 1999, Connecticut had $966 in per capita defense awards, compared to the national average of $421. As measured by a three year moving average of defense contract awards as a percent of Gross State Product, awards to Connecticut based firms has fallen to 2.0% of Gross State Product in fiscal 1999, down from 5.1% of Gross State Product in fiscal year 1990.

         Balanced Budget Requirement. In November 1992, State electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above

                                      1-14
the amount of general budget expenditures authorized for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The constitutional limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

         Biennium Budget. The State's fiscal year begins on July 1 and ends June
30. The Connecticut General Statutes require that the budgetary process be on a biennium basis. The Governor is required to transmit a budget document in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report which sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates. In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

         Adoption of the Budget. The budget document, as finally developed by the Governor with the assistance of the Office of Policy Management, is published and transmitted to the General Assembly in February of each odd-numbered year. A report summarizing recommended adjustments or revisions is submitted by the Governor to the General Assembly in even-numbered years. The Governor or a representative then appears before the appropriate committee of the General Assembly to explain and address questions concerning the budget document or reports. Prior to June 30 of each odd-numbered year, the General Assembly generally enacts one bill making all appropriations for the next two fiscal years and setting forth revenue estimates for those years. Subsequent appropriations of revenue bills are occasionally passed.

         Line Item Veto. Under the State Constitution, the Governor has the power to veto any line of any itemized appropriations bill while at the same time approving the remainder of the bill. A statement identifying the items so disapproved and explaining the reasons therefor must be transmitted with the bill to the Secretary of the State and, when in session, the General Assembly. The General Assembly may separately reconsider and repass such disapproved appropriation items by a two-thirds vote of each house.

State General Fund

         The State finances most of its operations through the General Fund. However, certain State functions are financed through other State funds.

         Under the Connecticut General Statutes, any unappropriated surplus, up to 5% of General Fund expenditures, must be deposited into the Budget Reserve Fund. After transferring this amount, the balance must be used to reduce bonded indebtedness or for other permitted purposes. The General Assembly has appropriated the surplus for certain permitted purposes described below.

         On February 7, 2001, the Governor introduced his proposed budget for the upcoming fiscal 2001-03 biennium. The General Assembly's legislative session ended on June 6, 2001. No budget or major bond authorization bill was voted on by either the Senate or the House of Representatives during the session. A special session (June 2001 Special Session) was convened immediately following the end of the regular session for consideration of the budget, bond authorization bills and other matters.

                                      1-15

         Fiscal Year 2000-2001.

         The adopted budget for fiscal year 2000-2001 anticipated General Fund revenues of $11,281.3 million and General Fund expenditures of $11,280.8 million resulting in a projected surplus of $0.5 million. Under the Connecticut General Statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares revenues already received and the expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the fiscal year. The Comptroller's report shows estimated revenues and expenditures for the 2000-2001 fiscal year as of April 30, 2001, but modified to reflect the estimates contained in the Governor's fiscal 2001-2003 biennium budget proposal submitted to the General Assembly on February 7, 2001. This report estimates 2000-2001 fiscal year General Fund revenues of $12,041.9 million, General Fund expenditures of $11,411.0 million and an estimated operating surplus of $630.9 million, as a result of an increase in estimated revenue that more than offset the increase in estimated expenditures. Estimated revenues have been revised upward by $760.6 million from the enacted budget plan, mostly from Personal Income Tax, Federal Grants, Sales and Use Tax, and Corporation Tax.

         During the June 2001 Special Session, the General Assembly's Office of Fiscal Analysis projected the surplus to be $632.9 million, and the General Assembly appropriated all of the $632.9 million of expected surplus for debt avoidance and for various permitted purposes, including $30.7 million to fund the 5% statutory requirement for the Budget Reserve Fund, increasing the fund from $564.0 million to $594.7 million.

         Budget Fiscal Years 2001-2002 and 2002-2003.

         At the conclusion of the June 2001 Special Session on June 29, 2001, the General Assembly approved and the Governor signed the 2001-2003 biennium budget. The budget anticipates general fund revenues of $11,894.1 million and general fund expenditures of $11,894.0 million for the fiscal year ending June 30, 2002, for an estimated general fund surplus of $0.1 million, and general fund revenues of $12,432.0 million and general fund expenditures of $12,431.4 million for the fiscal year ending June 30, 2003, for an estimated general fund surplus of $0.6 million. This results in budget increases of 5.0% and 4.5% over the prior year budgets, and a biennium budget that remains within the limits imposed by the spending cap.

State Debt

         Constitutional Provisions. The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incidence of such debt, the maturity and terms of repayment thereof, and other related matters.

         Types of State Debt. Pursuant to various public and special acts, the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State's General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State's General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State's General Fund. In addition, the State has a number of programs under which the State is contingently liable on the debt of certain State quasi-public agencies and political subdivisions.

                                      1-16

         Statutory Authorization and Security Provisions for State Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the Connecticut General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as a part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest is made, and the Treasurer shall pay such principal and interest as the same become due. As of November 1, 2000, prior to the 2001 Regular and Special Sessions of the General Assembly, there was legislatively authorized direct general obligation bond indebtedness in the aggregate amount of $14,649.0 million of which $12,274.6 million had been approved for issuance and $10,602.9 million had been issued. As of November 1, 2000, $7,245.5 million was outstanding.

         There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in general fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State general fund revenues or taxes, or the establishment of priorities for payment of debt service on the State's general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

         Statutory Debt Limit for State Direct General Obligation Debt. Section 3-21 of the Connecticut General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly, except to the extent such authorization shall cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, there shall be excluded or deducted revenue anticipation notes having a maturity of one year or less, refunded indebtedness, bond anticipation notes, borrowings payable solely from the revenues of a particular project, the balances of debt retirement funds associated with indebtedness subject to the debt limit as certified by the Treasurer, the amount of federal grants certified by the Secretary of the Office of Policy and
Management as receivable to meet the principal of certain indebtedness, all authorized and issued indebtedness to fund any budget deficits of the State for any fiscal year ending on or before June 30, 1991, all authorized debt to fund the Connecticut Development Authority's tax increment bond program, and any indebtedness represented by agreements entered into pursuant to certain provisions of the Connecticut General Statutes, provided the indebtedness in connection with which such agreements were entered into shall be included in such aggregate amount of indebtedness. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above. In addition, under Public Act No. 95-230, the amount of authorized but unissued debt under that Act for UConn 2000 is limited to the amount permitted to be issued under the cap.

         In accordance with the Connecticut General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 of each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act

                                      1-17
for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects.

         Ratings. As of June 28, 2001, the most recent general obligation bonds of the State were rated Aa2 by Moody's Investors Service, Inc., (Moody's), AA by Standard & Poor's Rating Services, (S&P), a division of the McGraw-Hill Companies, Inc., and AA by Fitch, Inc., (Fitch). There can be no assurance that these ratings will remain in effect in the future.

         Obligations of Other State Issuers. The State conducts certain of its operations through State funds other than the General Fund and pursuant to legislation may issue debt secured by special taxes or revenues pledged to such funds. In addition, the State is contingently liable or has limited liability, from the resources of the General Fund, for payment of debt service on certain obligations of quasi-public State agencies and municipalities of the State. The State has also made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years. In addition, the State has committed to apply moneys for debt service on loans to finance child care facilities and has certain contingent liabilities for future payments.

         Future Issuance of Direct General Obligation Debt. The 2001 Session of the General Assembly authorized new net total bond authorizations for the 2001-2003 biennium of $2,175.2 million for tax-supported general obligation bonds, including $200 million in UCONN 2000 bond authorizations.

Litigation

         The State, its officers and employees, are defendants in numerous lawsuits. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. The Attorney General's Office has reviewed the status of pending lawsuits and reports that it is the opinion of the Attorney General that such pending litigation will not be finally determined so as to result individually or in aggregate in a final judgment against the State which would materially adversely affect its financial position, except that in the cases described below the fiscal impact of an adverse decision might be significant but is not determinable at this time. The cases described in this section generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

         Sheff v. O'Neill is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. They also sought injunctive relief against state officials to provide them with an "integrated education." On April 12, 1995, the Superior Court entered judgment for the State. On July 9, 1996, the State Supreme Court reversed the Superior Court judgment and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter. The 1997 General Assembly enacted P.A. 97-290, An Act Enhancing Educational Choices and Opportunities, in response to the Supreme Court decision. In response to a motion filed by the plaintiffs, the Superior Court in 1998 ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling. In a Memorandum of Decision issued March 3, 1999, the Superior Court found that the State complied with the 1996 decision of the Supreme Court. The Superior Court noted that the plaintiffs failed to allow the State enough time to take additional steps in its remedial process. Therefore, the plaintiffs may be able to pursue their claim at a later date. The plaintiffs filed a motion on December 28, 2000 seeking to have the Superior Court, once again, monitor the State's compliance with the State Supreme Court's 1996 decision.

                                      1-18

         The Connecticut Traumatic Brain Injury Association, Inc. v. Hogan is a Federal District Court civil rights action brought in 1990 on behalf of all persons with retardation or traumatic brain injury who have been, or may be, placed in Norwich, Fairfield Hills or Connecticut Valley Hospitals. The plaintiffs claim that the treatment and training they need is unavailable in state hospitals for the mentally ill and that placement in those hospitals violates their constitutional rights. The plaintiffs seek relief which would require that the plaintiff class members be transferred to community residential settings with appropriate support services. This case has been settled as to all persons with mental retardation by their eventual discharge from Norwich and Fairfield Hills Hospital. The case is still proceeding as to those persons with traumatic brain injury and the class of plaintiffs has been expanded to include persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services. The Court in 1998 expanded the class of plaintiffs to include persons who are or have been in the custody of the Department of Mental Health and Addiction Services at any time during the pendency of the case without reference to a particular facility. The trial in this case took place in March 2001. No decision has been rendered.

         Johnson v. Rowland is a Superior Court action brought in 1998 in the name of several public school students and the Connecticut municipalities in which the students reside, seeking a declaratory judgment that the State's current system of financing public education through local property taxes and State payments to municipalities determined under a statutory Education Cost Sharing ("ECS") formula violates the Connecticut Constitution. Additionally, the suit seeks various injunctive orders requiring the State to, among other things, cease implementation of the present system, modify the ECS formula, and fund the ECS formula at the level contemplated in the original 1988 public act which established the ECS.

         Hospital Tax Cases. In 1999 several hospitals appealed to the Superior Court from the Commissioner of Revenue Services' denial of their claims for partial refunds of the hospital tax imposed on a hospital's gross earnings and for partial refunds of sales tax imposed upon patient care services. The hospitals claim that these taxes should not be imposed with regard to charges for tangible property transferred incidental to the provision of patient care services. Refunds are claimed for the last three years. It is anticipated that other hospitals in the State may bring similar suits.

         PTI, Inc. v. Philip Morris et al. was filed in the Federal Court for the Central District of California in 1999 against the State of Connecticut and the Attorney General in his official and individual capacities. The plaintiffs re-import and distribute cigarettes that have previously been sold by their manufacturers to foreign markets. The plaintiffs challenge certain provisions of the 1998 Master Settlement Agreement (MSA) entered into by virtually all states and territories to resolve litigation by the respective states against the major domestic tobacco companies. The plaintiffs further challenge certain state statutes, including those banning the sale of re-imported cigarettes, so-called Non Participating Manufacturer statutes, that would decrease the price advantage that re-imported cigarettes enjoy over other cigarettes. The plaintiffs claim that various provisions of the MSA and these state statutes violate the federal constitution, antitrust and civil rights laws. The plaintiffs seek declaratory and injunctive relief, compensatory, special and punitive damages, plus attorneys fees and costs. The court has granted the State's motion to dismiss this case.

         Carr v. Wilson-Coker is a Federal District Court action brought in 2000 in which the plaintiffs seek to represent a class of certain Connecticut Medicaid beneficiaries. The plaintiffs claim that the Commissioner of the Department of Social Services fails to provide them with reasonable and adequate access to dental services and to adequately compensate providers of dental services. The plaintiffs seek declaratory and injunctive relief, plus attorneys' fees and costs.

While the various cases described in this paragraph involving alleged Indian Tribes do not claim significant monetary damages from the State, the cases are mentioned because they claim sovereignty over land areas that are part of the State of Connecticut. Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as

                                      1-19
ownership to land in issue. Some of these suits have been settled or dismissed. The plaintiff group in the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull, Orange, Shelton and Seymour. There may be additional suits filed by other alleged Indian Tribes claiming ownership of land located in the State of Connecticut but to which the State is not a party. One such claim involves the alleged Schaghticoke Indian Tribe claiming privately and town held lands in the Town of Kent. The State has also challenged the decision of the Federal Department of the Interior which allows the Mashantucket Pequot Tribe to add land holdings of the Tribe outside of its reservation to the land held in trust for its benefit by the Department. The added land was not part of the Tribe's original reservation designated under the Federal Settlement Act with the Tribe. The additional land was purchased by the Tribe. The United States Court of Appeals for the Second Circuit has recently rejected the State's claim that the Federal Settlement Act does not allow the Federal Department of the Interior to take this additional land and add it to the Tribe's reservation land. The parties may seek review of this decision, but, in any event, additional issues remain to be decided in the case and the Second Circuit remanded the case for further proceedings.

Local Government Debt

         General. Numerous governmental units, cities, school districts and special taxing districts, issue general obligation bonds backed by their taxing power. Under the Connecticut statutes, such entities have the power to levy ad valorem taxes on all taxable property without limit as to rate or amount, except as to certain classified property such as certified forest land taxable at a limited rate and dwelling houses of qualified elderly persons of low income or qualified disabled persons taxable at limited amounts. Under existing statutes, the State is obligated to pay to such entities the amount of tax revenue which it would have received except for the limitation on its power to tax such dwelling houses.

         Payment of principal and interest on such general obligations is not limited to property tax revenues or any other revenue source, but certain revenues may be restricted as to use and therefore may not be available to pay debt service on such general obligations.

         Local government units may also issue revenue obligations, which are supported by the revenues generated from particular projects or enterprises.

         Debt Limit. Pursuant to the Connecticut General Statutes, local governmental units are prohibited from incurring indebtedness in any of the following categories if such indebtedness would cause the aggregate indebtedness in that category to exceed, excluding sinking fund contributions, the multiple for such category times the aggregate annual tax receipts of such local governmental unit for the most recent fiscal year ending prior to the date of issue:

DEBT CATEGORY                                                                       MULTIPLE
(i)      all debt other than urban renewal projects, water pollution control projects, school building projects and funding of an
         unfunded past benefit obligation                                           2 1/4
(ii)     urban renewal projects                                                     3 1/4
(iii)    water pollution control projects                                           3 3/4
(iv)     school building projects                                                   4 1/2
(v)      funding of an unfunded past benefit obligation                             3
(vi)     total debt, including (i), (ii), (iii), (iv) and (v) above                 7

                                      1-20

                  ADDITIONAL INFORMATION CONCERNING NEW JERSEY

New Jersey Municipal Securities

         The financial condition of the State of New Jersey (State), its public and its local governments, could affect the market values and marketability of, and therefore the net asset value per share and the interest income of New Jersey Municipal Money Market Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New Jersey and is based on information obtained from New Jersey, certain of its authorities and certain other localities within the State, as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New Jersey, and that there is no obligation on the part of New Jersey to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New Jersey.

Economic Factors

         New Jersey is the ninth largest state in population and the fifth smallest in land area. According to the United States Bureau of the Census and the Department of Labor, the population of New Jersey was 7,170,000 in 1970, 7,365,000 in 1980, 7,730,000 in 1990 and 8,414,350 in 2000. Historically, New
Jersey's average per capita income has been well above the national average, and in 2000 the State ranked third among the states in per capita personal income ($36,983).

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. The State's central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices.

         While New Jersey's economy continued to expand during the late 1980s, the level of growth slowed considerably after 1987. By the beginning of the national recession in July 1990 (according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment, according to the U.S. Dept. of Labor, from a peak of 3.69 million in 1989 to a low of 3.46 million in 1992. This low has been followed by an employment gain, reaching 3.80 million at year-end 1998. The New Jersey Dept. of Labor reports that employment growth continued to 4.03 million in April 2001.

         The annual average jobless rate has fallen from 8.5 percent in 1992, to
5.1 percent in 1997, to 4.6 percent in 1998, reaching an estimated 4.5% in 1999. In March 2000, the State's unemployment rate reached a ten year low at 3.6%. In March and April 2001, the unemployment rate was 3.8% and 4.2%, respectively.

                                      1-21

         The New Jersey Department of Labor reports that on a seasonally adjusted basis, private nonfarm employment climbed to 3.37 million in December 1999 to 3.44 million in December 2000.

         Conditions have slowly improved in the construction industry, where employment has risen since its low in May 1992. Between 1992 and 1996, this sector's hiring rebound was driven primarily by increased homebuilding and nonresidential projects. During 1996 and early 1997, public works projects and homebuilding became the growth segments while nonresidential construction lessened but remained positive. Construction employment, after falling from 163,400 in 1987 to 110,200 in 1992, has recovered to a level of 160,900 in April 2001.

         In the manufacturing sector, employment losses have continued during the past twelve years. Total manufacturing employment in New Jersey was 672,200 in 1987, 530,400 in 1992, 463,500 in 1999, and 451,500 in April 2001, a
reduction of 33%.

         Total employment in New Jersey has changed from 3.824 million in 1988, to 3.690 million in 1992, to 4.06 million in 2000. Looking forward, the New Jersey Department of Labor projects that the State's non-farm employment growth will occur almost exclusively in the service industries, such as transportation, communications, utilities, wholesale and retail trade, financial services, insurance, real estate and public education. The State projects continuing slow decline in manufactured goods employment.

State Finances

         The State  operates on a fiscal year  beginning  July 1 and ending June
30. For example, "Fiscal Year 2000" refers to the State's fiscal year beginning July 1, 2000 and ending June 30, 2001.

         The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State are accounted for in the General Fund. Revenues received from taxes, most Federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The Appropriations Act provide the basic framework for the operation of the General Fund. Undesignated Fund Balances are available for appropriation in succeeding fiscal years. There have been positive Undesignated Fund Balances in the General Fund at the end of each year since the State Constitution was adopted in 1947.

         The estimates for Fiscal Year 2001 and Fiscal Year 2002 reflect the amounts contained in the Governor's Fiscal Year 2000 Budget Message delivered on January 23, 2001.

         General Fund beginning balances for Fiscal Years 2001 and 2002 are projected to be $187.8 million and $101.4 million, respectively. Total Undesignated Fund balances for Fiscal Years 2001 and 2002 are projected to be $1,278.9 million and $1,000.0 million, respectively.

Fiscal Years 2001 and 2002 State Revenue Estimates

         The current estimate of $21.5 billion in total fiscal 2001 revenue is $343.8 million more than when the Governor certified revenues in June 2000. This increase assumes an underlying growth in gross payments of 2% and refund growth of 10%. It also includes $200 million in revenue from anticipated legislative changes to minimize the use of tax loopholes and $36 million in revenue loss from the first year phase-in of the elimination of the tax on subchapter S corporations.

         The three largest taxes, Gross Income, Sales and Use, and Corporation Business, account for 72% of total revenues and are expected to yield $15.6 billion.

         Sales and Use Tax. The Sales and Use Tax is estimated to generate $5.84 billion, a 6% rate of growth compared to the 9% rate originally projected. The estimate was lowered because of the softer than expected level of consumer and

                                      1-22
business purchases in the last half of 2000 when the effect of interest rate increases, instituted by the Federal Reserve over the past 15 months, started to slow the economy. The historic slump of the financial markets, slowing international growth and corporate profits, and softening consumer confidence put a chill on continued high levels of consumer and business durable goods purchases.

         The Fiscal Year 2002 estimate of $6.25 billion, is a 9.5% increase from the revised Fiscal Year 2001 estimate. This increase assumes an underlying growth in gross payments of 2% and refund growth of 10%. It also includes $200 million in revenue from anticipated legislative changes to minimize the use of tax loopholes and $36 million in revenue loss from the first year phase-in of the elimination of the tax on subchapter S corporations.

         Gross Income Tax. The Gross Income Tax forecast for fiscal 2001 is revised up to $8.31 billion, an increase of $572 million over the June 2000 certified revenue estimate. This represents a growth of 15.3% rather than the 7.4% growth rate anticipated in June 2000. Stronger than expected employer withholdings growth of 17.8% for 2000 through November underscores the growth of the 2000 tax base. This is the third consecutive year of double-digit growth and the strongest growth in fifteen years. In addition, the strong flow of estimated payments for tax year 2000, up 20% through November, clearly suggests that 2000 was an extraordinary year. In the past four years estimated payments grew an average 16% annually.

         The forecast of $8.92 billion for fiscal 2002 is an increase of $606 million, or 7.3%, over fiscal 2001 revenue. This is lower than the strong double-digit growth in recent years reflecting lower employment and stable wage income growth for 2001-2002 compared to the strong growth in the 1998-2000 period and slower growth at the top of the income distribution due to less frantic financial markets. It is anticipated that the tax base (New Jersey Total Income) will spike in 2000 to 10.5% after growing 8.2% in 1998 and 8.0% in 1999 due in part to the explosive growth in the financial markets in late 1999. In 2001 and 2002, the tax base is expected to continue to grow but at more moderate rates of 5.2% and 5.9%, respectively. Growth in the amount of income over $100,000, which has fueled the GIT revenue growth since 1995, has averaged around 18% annually (1995-1998). It is expected that this slowed to 15% in 1999 and will spike up to 20% in 2000, and then fall back to 9% and 10% in tax years 2001-2002, respectively.

         Corporation Business Tax. The Corporate Business Tax is revised down by $168 million to $1.41 billion for fiscal year 2001. This represents a decline of 2.6% compared to the 3.5% growth in CBT revenues in fiscal 2000. In June the CBT revenues were anticipated to grow nearly 9%. This shift reflects an unexpected weakening in fourth quarter corporate estimated payments for tax year 2000 which implies weaker tentative payments in April 2001 and smaller estimated payments for tax year 2001.

         The forecast of $1.5 billion for fiscal 2002 Corporation Business Tax revenue is an increase of $134 million, or 9.5%, compared to fiscal 2001. This increase assumes an underlying growth in gross payments of 2% and refund growth of 10%. It also includes $200 million in revenue from anticipated legislative changes to minimize the use of tax loopholes and $36 million in revenue loss from the first year phase-in of the elimination of the tax on subchapter S corporations.

         General Considerations. Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

         Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or

                                      1-23
anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent. Under the State Constitution, no general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

                 ADDITIONAL INFORMATION CONCERNING PENNSYLVANIA

         The financial condition of the Commonwealth of Pennsylvania (Commonwealth), its public authorities and its local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Pennsylvania Municipal Money Market Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors that may affect the financial situation in Pennsylvania and is based on information obtained from Pennsylvania, certain of its public authorities and certain other localities within the Commonwealth as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers might be unrelated to the creditworthiness of Pennsylvania. There is no obligation on the part of Pennsylvania to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by Pennsylvania.

General

         The  Commonwealth  of  Pennsylvania,  the fifth  most  populous  state, historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of the Commonwealth's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, educational and financial institutions. Manufacturing has fallen behind in both the service sector and the trade sector as a source of employment in Pennsylvania. The Commonwealth is the headquarters for many major corporations. Pennsylvania's average annual unemployment rate for each year since 1986 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for April 2000 was 4.3% and for the United States for April 2000 was 4.5%. The population of Pennsylvania, 12.28 million people in 2000 according to the U.S. Bureau of the Census, represents an increase from the 1988 estimate of 11.85 million. Per capita income in Pennsylvania for 1999 of $28,676 was higher than the per capita income of the United States of $28,518. The Commonwealth's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of the Commonwealth are made, closed fiscal years ended June 30, 1998, June 30, 1999 and June 30, 2000 with positive fund balances of $1,959 million, $2,863 million and $4,264 million, respectively.

Debt

         The Commonwealth may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. The Commonwealth had outstanding general obligation debt of $5,014.9 million at June 30, 2000. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At January 15, 2000, all outstanding general obligation bonds of the Commonwealth were rated AA by S&P and Aa2 by Moody's (see Part 2 of this SAI). There can be no assurance that these ratings will remain in effect in the future. Over the five-year period ending June 30,

                                      1-24

2005, the Commonwealth has projected that it will issue notes and bonds totaling $3,321 million and retire bonded debt in the principal amount of $2,488.2 million.

         Certain agencies created by the Commonwealth have statutory authorization to incur debt for which Commonwealth appropriations to pay debt service thereon are not required. As of June 30, 2000, the Combined total debt outstanding for all these agencies was $10,627 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. The only obligations of agencies in the Commonwealth that bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency
(PHFA), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

Local Government Debt

         Numerous  local   government   units  in  Pennsylvania   issue  general
obligation (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by the Commonwealth. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions. Electoral debt (i.e., that approved by the voters) is unlimited. In addition, local
government  units  and  municipal  and  other   authorities  may  issue  revenue
obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligations debt.

Litigation

         Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system, and PPG Industries, Inc. v. Commonwealth of Pennsylvania involves whether the manufacturing exemption to the Commonwealth's capital stock and franchise tax is unconstitutional. No estimates for the amount of these claims are available.

Other Factors

         The performance of the obligations held by the Fund issued by the Commonwealth, its agencies, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within the Commonwealth and to the creditworthiness of certain non-Commonwealth related obligors, depending upon the Pennsylvania Municipal Money Market Fund's portfolio mix at any given time. Adverse changes to the state-wide, regional or local economies or changes in government may adversely affect the creditworthiness of the Commonwealth, its agencies and municipalities, and certain other non-government related obligors of Pennsylvania tax-free obligations (e.g., a university, a hospital or a corporate obligor). The City of Philadelphia, for example, experienced severe financial problems that impaired its ability to borrow money and adversely affected the ratings of its obligations and their marketability. Conversely, some obligations held by the Fund will be almost exclusively dependent on the creditworthiness of one underlying obligor, such as a project occupant or provider of credit or liquidity support.

                                      1-25

                                 EVERGREEN FUNDS

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES

                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii)   Farmers Home Administration;

          (iii)  Federal Home Loan Banks;

          (iv)   Federal Home Loan Mortgage Corporation;

          (v) Federal National Mortgage Association; and Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation whollyowned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

                                      2-1

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

                                      2-2

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

                                      2-3

         Dollar rolls may be viewed as a borrowing by the Fund, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred

                                      2-4
stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the

                                      2-5
swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may

                                      2-6
exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all time while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is

                                      2-7
able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the

                                      2-8
securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to

                                      2-9
forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

                                      2-10

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and

                                      2-11
gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

                                      2-12

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power.

                                      2-13

Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

                                      2-14

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

                                      2-15

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued

                                      2-16
on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

                                      2-17

In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

                                      2-18

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

                        PURCHASE AND REDEMPTION OF SHARES

         You may buy  shares of the Fund  through  Evergreen  Distributor,  Inc.
(EDI), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to seven different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 5.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of First Union National Bank (FUNB) and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares

                                      2-19
of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EDI. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

Class B Shares

         The Fund offers Class B shares at NAV without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIME                                                         CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase................................    5.00%
         Second 12-month period following the month of purchase................    4.00%
         Third 12-month period following the month of purchase.................    3.00%
         Fourth 12-month period following the month of purchase................    3.00%
         Fifth 12-month period following the month of purchase.................    2.00%
         Sixth 12-month period following the month of purchase.................    1.00%
         Thereafter............................................................    0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at NAV without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 24 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIME                                                         CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase................................   2.00%
         Second 12-month period following the month of purchase................   1.00%
         Thereafter............................................................   0.00%

           See "Contingent Deferred Sales Charge" below.

                                      2-20

         Class C shares purchased through an omnibus account with Merrill Lynch Investment Manager, L.P. will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class I Shares (formerly Class Y Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class I shares of an Evergreen Fund (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen Money Market Funds are offered at NAV without an initial or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EDI. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative Shares, Institutional Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. Institutional shares do not pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers Regulation, Inc., paid to EDI or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one

                                      2-21
shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your initial sales charge if you purchase Class A shares in multiple Evergreen Funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the initial sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%).

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the initial sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Initial Sales Charges

         The Fund may sell its shares at net asset value without an initial sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                                      2-22

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7.   employees of FUNB, its affiliates, EDI, any broker-dealer
                   with whom EDI has entered into an agreement to sell
                  shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen Funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

                  5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                                      2-23

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                                      2-24

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Total Return

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The following is the formula used to calculate average annual total return:

                                [OBJECT OMITTED]

         P = initial  payment of $1,000
         T = average  annual  total  return
         N = number of years
         ERV = ending redeemable value of the initial $1,000

                                      2-25

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        [OBJECT OMITTED] [OBJECT OMITTED]

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                                [OBJECT OMITTED]


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                [OBJECT OMITTED]

                                      2-26

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                                      2-27

                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The
12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

                            -------------------------- -------------------------
                                 Current Maximum
                                      Class            12b-1 Fees Allowed Under
                                    the Plans
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        A                      0.75%(a)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        B                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        C                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        S                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                       S1                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                 Administrative                0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                              Institutional Service            0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Investor                   0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                   Participant                 0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                     Reserve                   0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Resource                   1.00%(d)
                            -------------------------- -------------------------

(a) Currently limited to 0.30% or less on Evergreen Money Market Funds and 0.25% or less for all other Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen Money Market Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.65% or less on Evergreen Institutional Money Market Funds and Evergreen Cash Management Money Market Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.80% or less on Evergreen Institutional Money Market Funds and Evergreen Cash Management Money Market Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in

                                      2-28
the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans without shareholder approval.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by EDI to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically

                                      2-29
approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

          SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT PROFESSIONALS

Service Fees

         EDI will pay service fees to investment professionals based on the average daily net asset value of Class A, Class B, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource and Institutional Service shares of a Fund which the investment professional has sold and which

                                      2-30
are issued and outstanding on the books of such Fund during each quarter, and which are registered in the names of customers for whom the investment professional is the dealer of record ("Eligible Shares").

         The rate of such service fees of the Funds for Class A, B and Institutional Service shares (excluding Evergreen Money Market Funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Equity Index Fund and Evergreen Adjustable Rate Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of the Funds with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of the Funds with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of the Funds with Participant Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of the Funds with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of the Funds with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of the Funds with Class S Shares and Class S1 will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         In any quarter in which total service fees earned by the investment professional on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment professional nor will such amounts be carried over for payment in a future quarter. Service fees will be paid by the twentieth day of the month before the end of the respective quarter. EDI will pay service fees only to the extent that such amounts have been paid to EDI by the Funds.

         For Evergreen Money Market Funds, the quarterly rate paid to investment professionals for sales of Eligible Shares of Class A will be 0.075% or approximately 0.30% annually.

         For Evergreen Short-Intermediate Municipal Bond Fund and Evergreen Adjustable Rate Fund, the quarterly rate paid to investment professionals for sales of Eligible Shares of Class A sold after January 1, 1997 will be 0.025% or approximately 0.10% annually.

         EDI will pay the investment professional a full year's service fee in advance of the dealer's sales of Class C shares of such Funds at the rate of 0.25% of the aggregate net asset value of such shares. EDI will pay service fees to the investment professionals based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 14 months from the date of purchase (plus any

                                      2-31
reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment professional is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually); provided, however, that in any calendar quarter in which total service fees earned by the investment professional on such Class C Eligible Shares of Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment professional nor will such amounts be carried over for payment in a future quarter. Service fees will be paid by the twentieth day of the month before the end of the respective quarter. EDI will pay service fees other than those paid in advance to the extent that such amounts have been paid to EDI by the Funds.

         No service fees are paid on sales of any Class I or Institutional shares of the Funds.

Commissions

         EDI will also pay commissions to the investment professionals based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 14 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment professional is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment professional quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I or Institutional shares of the Funds.

                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

                                      2-32

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond, municipal money market fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond, municipal money market fund, corporate bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

                                      2-33

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 30.5% in 2001 and slightly lesser in subsequent years on dividends,

                                      2-34
distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

        The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;

                                      2-35

         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         First Union Securities, Inc., an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to

                                      2-36
the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities;

                                      2-37
and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among itself and the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. EIMC is the Fund's investment advisor and manages a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, LLC also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of First Union Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of First Union Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                                      2-38

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of the Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.

Name                                 Position with Trust         Principal Occupations for Last Five Years

Charles A. Austin III                Trustee                     Investment Counselor with Appleton Partners,
(DOB: 10/23/34)                                                  Inc.(investment advice); former Director, Executive Vice
                                                                 President and  Treasurer, State  Street Research  &
                                                                 Management Company (investment advice); Director, The Andover
                                                                 Companies (insurance); Trustee, Arthritis Foundation of New
                                                                 England; and Director, Health Development Corp. (fitness-wellness centers); Formerly, Director, Mentor Income Fund, Inc.

K. Dun Gifford                       Trustee                     Chairman and President, Oldways Preservation and Exchange
(DOB: 10/23/38)                                                  Trust (education); Trustee, Treasurer and Chairman of the
                                                                 Finance  Committee, Cambridge College; former Managing
                                                                 Partner, Roscommon Capital  Corp.; former Chairman of the Board,
                                                                 Director, and Executive  Vice President,  The London  Harness
                                                                 Company (leather  goods purveyor); former Chairman, Gifford,
                                                                 Drescher & Associates (environmental consulting); Formerly,
                                                                 Director, Mentor Income Fund, Inc.

                                      2-39

Name                                 Position with Trust         Principal Occupations for Last Five Years

Leroy Keith, Jr.                     Trustee                     Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                                   Products Company (manufacturing); Director of Phoenix Total
                                                                 Return Fund and Equifax, Inc. (worldwide information
                                                                 management); Trustee of Phoenix  Series Fund, Phoenix
                                                                 Multi-Portfolio Fund,  and  The Phoenix  Big Edge Series
                                                                 Fund;  and former President, Morehouse College; Formerly,
                                                                 Director, Mentor   Income Fund, Inc.

Gerald M. McDonnell                  Trustee                     Sales and Marketing Management with Nucor Steel Company;
(DOB: 7/14/39)                                                   Formerly, Director, Mentor Income Fund, Inc.

Thomas L. McVerry                    Trustee                     Former Vice President and Director of Rexham Corporation
(DOB: 8/2/39)                                                    (manufacturing); and Director of Carolina Cooperative
                                                                 Credit Union; Formerly, Director, Mentor Income Fund, Inc.

Louis W. Moelchert, Jr. (DOB:        Trustee                     President, Private Advisors, LLC; Vice President for
12/20/41)                                                        Investments, University of Richmond; Former Chairman,
                                                                 Investment Committee,  Virginia Retirement System;  former
                                                                 Board  member and former Chairman of the Board of  the
                                                                 Common  Fund; former Board  member Common Fund Capital;
                                                                 Board  member Common  Fund Institutional Funds; Formerly,
                                                                 Trustee, Mentor Variable Investment Portfolios  and
                                                                 Mentor Institutional Trust; Formerly, Director, Mentor Income
                                                                 Fund,  Inc. and  America's  Utility Fund,  Inc.

William Walt Pettit                  Trustee                     Partner in the law firm of Kellam & Pettit, P.A.; Formerly,
(DOB: 8/26/55)                                                   Director, Mentor Income Fund, Inc.

David M. Richardson                  Trustee                     President, Richardson, Runden & Company (new business
(DOB: 9/14/41)                                                   development/consulting company); Managing Director, Kennedy
                                                                 Information, Inc (executive recruitment information and
                                                                 research company); former Vice Chairman, DHR International,
                                                                 Inc. (executive recruitment); former Senior Vice President,
                                                                 Boyden International Inc. (executive recruitment); and
                                                                 Trustee, Commerce and Industry Association of New Jersey,
                                                                 411 Technologies, LLP. (communications), and Director, J&M
                                                                 Cumming Paper Co.(paper merchandising);. Formerly,
                                                                 Director, Mentor Income Fund, Inc.

                                      2-40

Name                                 Position with Trust         Principal Occupations for Last Five Years

Russell A. Salton, III MD            Trustee                     Medical Director, Healthcare Resource Associates, Inc.;
(DOB: 6/2/47)                                                    Former Medical Director, U.S. Health Care/Aetna Health
                                                                 Services; former  Managed  Health  Care  Consultant; and
                                                                 former President,  Primary Physician Care; Formerly,
                                                                 Director, Mentor Income Fund, Inc.

Michael S. Scofield                  Chairman of the Board       Attorney, Law Offices of Michael S. Scofield; Formerly,
(DOB: 2/20/43)                       of Trustees                 Director, Mentor Income Fund, Inc.

Richard J. Shima                     Trustee                     Independent Consultant; former Chairman, Environmental
(DOB: 8/11/39)                                                   Warranty, Inc. (insurance agency); former Executive
                                                                 Consultant, Drake Beam Morin, Inc. (executive
                                                                 outplacement);, Director of Hartford Hospital, Old State
                                                                 House Association, and Enhance Financial Services, Inc.;
                                                                 former Director of CTG Resources, Inc. (natural gas);
                                                                 former Director Middlesex Mutual Assurance Company; former
                                                                 Chairman, Board of Trustees, Hartford Graduate Center;
                                                                 Trustee, Greater Hartford YMCA; Formerly, Director, Mentor
                                                                 Income Fund, Inc.

Richard K. Wagoner, CFA*             Trustee                     Former Chief Investment Officer, Executive Vice President
(DOB: 12/12/37)                                                  and Head of Capital Management Group, FUNB ; former
                                                                 consultant  to  the  Board of Trustees of the
                                                                 Evergreen Funds; former member,  New York  Stock Exchange;
                                                                 member, North Carolina Securities Traders Association;
                                                                 member, Financial Analysts Society.

William M. Ennis**                   President                   President and Chief Executive Officer, Evergreen Investment
(DOB: 6/26/60)                                                   Company and Chief Operating Officer, Capital Management
                                                                 Group, FUNB.

Carol Kosel***                       Treasurer                   Senior Vice President, Evergreen Investment Services, Inc.
(DOB: 12/25/63)                                                  and Treasurer, Vestaur Securities, Inc.; former Senior
                                                                 Manager, KPMG LLP.

Michael H. Koonce***                 Secretary                   Senior Vice President and General Counsel, Evergreen
(DOB: 4/20/60)                                                   Investment Services, Inc.; Senior Vice President and
                                                                 Assistant General Counsel, First Union Corporation; former
                                                                 Senior Vice President and General Counsel, Colonial
                                                                 Management Associates, Inc.; former Vice President and
                                                                 Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt****                  Vice President and          Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                        Assistant Treasurer         Vice President, EAMC/FUNB; former Senior Tax
                                                                 Consulting/Acting Manager, Investment Companies Group,
                                                                 PricewaterhouseCoopers LLP, New York.
                                      2-41

Bryan Haft****                       Vice President              Team Leader, Fund Administration, BISYS Fund Services.
(DOB: 1/23/65)

*This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.
** Address: 301 S. Tryon, 12th Floor, Charlotte, NC 28288
***Address: 200 Berkeley Street, Boston, MA 02116
****Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001

                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality

     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================

                                      2-42

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                      2-43

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

                                      2-44

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D        Default.  Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                                      2-45

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
                                      2-46

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not

                                      2-47
be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                      2-48

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                                      2-49

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry

                                      2-50
characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

                                      2-51

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                      2-52

                            EVERGREEN MUNICIPAL TRUST
                           STATE MUNICIPAL BOND FUNDS

                                     PART C

                                OTHER INFORMATION



Item 23.    Exhibits

Unless otherwise noted, the exhibits listed below are contained herein.

Exhibit
Number    Description                                            Location
-------   -----------                                            -----------
(a)       Declaration of Trust                                   Incorporated by reference to
                                                                 Registrant's Pre-Effective Amendment No. 1
                                                                 Filed on October 8, 1997

(b)       By-laws                                                Contained herein.

(c)       Provisions of instruments defining the rights          Incorporated by reference to
          of holders of the securities being registered          Registrant's Post-Effective Amendment No. 1
          are contained in the Declaration of Trust              Filed on July 31, 1998
          Articles II, III.(6)(c), VI.(3), IV.(8), V, VI,
          VII, VIII and By-laws Articles II, III and VIII
          included as part of Exhibits 1 and 2, above.

(d)(1)    Investment Advisory and Management                     Contained herein.
          Agreement between the Registrant and Evergreen
          Investment Management Company, LLC.

(d)(2)    Sub-Advisory Agreement between the Evergreen           Incorporated by reference to Registrant's
          Investment Management Company and Stamper              Post-Effective Amendment No. 21
          Capital and Investments, Inc.                          Filed on March 20, 2000
          (Tax-Free High Income Fund)

(e)(1)    Class A and Class C Principal Underwriting             Incorporated by reference to Registrant's
          Agreement between the Registrant and Evergreen         Post-Effective Amendment No. 20
          Distributor, Inc.                                      Filed on March 20, 2000

(e)(2)    Class B Principal Underwriting Agreement               Incorporated by reference to
          between the Registrant and Evergreen Distributor,      Registrant's Post-Effective Amendment No. 21
          Inc.                                                   Filed on March 20, 2000

(e)(3)    Class Y Principal Underwriting Agreement               Incorporated by reference to
          between the Registrant and Evergreen Distributor,      Registrant's Post-Effective Amendment No. 21
          Inc.                                                   Filed on March 20, 2000

(e)(4)    Specimen copy of Dealer Agreement used by              Incorporated by reference to
          Evergreen Distributor, Inc.                            Registrant's Pre-Effective Amendment No. 1
                                                                 Filed November 12, 1997

(f)       Deferred Compensation Plan                             Incorporated by reference to
                                                                 Registrant's Pre-Effective Amendment No. 2
                                                                 Filed on November 10, 1997

(g)(1)    Custodian Agreement between the Registrant             Incorporated by reference to
          and State Street Bank and Trust Company                Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998

(g)(2)    Letter Amendment to Custodian Agreement between        Incorporated by reference to
          Registrant and State Street Bank and Trust Company     Registrant's Post-Effective Amendment No. 21
          (Tax-Free High Income Fund)                            Filed on March 20, 2000

(h)(1)    Administration Agreement between the Registrant        Incorporated by reference to
          and Evergreen Investment Services, Inc.                Registrant's Post-Effective Amendment No. 22
                                                                 Filed on July 26, 2000

(h)(2)    Transfer Agent Agreement between the                   Incorporated by reference to
          Registrant and Evergreen Service Company               Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998.

(h)(3)    Letter Amendment to Transfer Agent Agreement           Incorporated by reference to
          between the Registrant and Evergreen Service           Registrant's Post-Effective Amendment No. 21
          Company (Tax-Free High Income Fund)                    Filed on March 20, 2000

(i)       Opinion and Consent of Sullivan & Worcester LLP        Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 2
                                                                 Filed on December 12, 1997

(i)(2)    Opinion and Consent of Sullivan & Worcester LLP        Incorporated by reference to Registrant's
                                                                 Post-Effective Amdendment No. 14
                                                                 Filed on August 17, 1999

(j)(1)    Consent of PricewaterhouseCoopers LLP                  Incorporated by reference to Registrant's
          Southern State Municipal Funds                         Post-Effective Amendment No. 18
                                                                 Filed on December 22, 1999

(j)(2)    Consent of KPMG LLP                                    Contained herein.
          State Municipal Funds

(j)(3)    Consent of KPMG LLP                                    Incorporated by reference to Registrant's
          Southern State Municipal Funds                         Post-Effective Amendment No. 24
                                                                 Filed on December 28, 2000

(j)(4)    Consent of KPMG LLP                                    Incorporated by reference to Registrant's.
          National Municipal Funds                               Post-Effective Amendment No. 23
                                                                 Filed on September 27, 2000

(j)(5)    Consent of PricewaterhouseCoopers LLP                  Incorporated by reference to Registrant's
          National Municipal Funds                               Post-Effective Amendment No. 23
                                                                 Filed on September 27, 2000

(l)       Not applicable

(m)(1)    12b-1 Distribution Plan for Class A                    Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998

(m)(2)    12b-1 Distribution Plan for Class B                    Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 21
                                                                 Filed on March 20, 2000

(m)(3)    12b-1 Distribution Plan for Class C                    Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 21
                                                                 Filed on March 20, 2000

(m)(4)    12b-1 Distribution Plan for Class A                    Incorporated by reference to
          (Tax-Free High Income Fund)                            Registrant's Post-Effective Amendment No. 21
                                                                 Filed on March 20, 2000

(n)       Not applicable

(o)       Multiple Class Plan                                    Contained herein.



(p)       Code of Ethics                                         Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 21
                                                                 Filed on March 20, 2000

Item 24.       Persons Controlled by or Under Common Control with Registrant.

     None

Item 25.       Indemnification.

     Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

     Provisions for the indemnification of the Registrant's Trustees and officers are also contained the Registrant's Declaration of Trust.

     Provisions for the indemnification of Registrant's Investment Advisors are contained in their respective Investment Advisory and Management Agreements.

Provisions for Sub-Advisor

     Provisions for the indemnification of Evergreen Distributor, Inc., the Registrant's principal underwriter, are contained in each Principal Underwriting Agreement between Evergreen Distributor, Inc. and the Registrant.

     Provisions for the indemnification of Evergreen Service Company, the Registrant's transfer agent, are contained in the Master Transfer and Recordkeeping Agreement between Evergreen Service Company and the Registrant.

     Provisions for the indemnification of State Street Bank and Trust Company, the Registrant's custodian, are contained in the Custodian Agreement between State Street Bank and Trust Company and the Registrant.


Item 26.       Business or Other Connections of Investment Adviser.

     The Directors and principal executive officers of First Union National Bank are:

G. Kennedy Thompson                Chairman, First Union Corporation and First
                                   Union National Bank, Chief Executive Officer,
                                   President and Director, First Union
                                   Corporation and First Union National Bank

Mark C. Treanor                    Executive Vice President, Secretary &
                                   General Counsel, First Union Corporation;
                                   Secretary and Executive Vice President,
                                   First Union National Bank

Robert T. Atwood                   Executive Vice President and Chief Financial
                                   Officer, First Union Corporation; Chief
                                   Financial Officer and Executive Vice
                                   President, First Union National Bank

     All of the above persons are located at the following address: First Union National Bank, One First Union Center, Charlotte, NC 28288.

     The information required by this item with respect to Evergreen Investment Management Company, LLC (formerly Keystone Investment Management Company) is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

     The information required by this item with respect to Stamper Capital & Investment, Inc. is incorporated by reference to the Form ADV (File No. 801-49465) of Stamper Capital & Investments, Inc.

Item 27.       Principal Underwriters.

     Evergreen  Distributor,  Inc.  acts  as  principal   underwriter  for  each
registered investment company or series thereof that is a part of the Evergreen "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

     The Directors and principal executive officers of Evergreen Distributor, Inc. are:

Lynn C. Mangum                     Director, Chairman and Chief Executive
                                   Officer

Dennis Sheehan                     Director, Chief Financial Officer

Anthony Fischer                    President

Kevin J. Dell                      Vice President, General Counsel and Secretary

     Messrs. Fischer Mangum, Sheehan and Dell are located at the following address: Evergreen Distributor, Inc., 90 Park Avenue, New York, New York 10019.

Item 28.       Location of Accounts and Records.

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

     Evergreen Investment Services, Inc., Evergreen Service Company and Evergreen Investment Management Company, LLC, all located at 200 Berkeley Street, Boston, Massachusetts 02110

     First Union National Bank, One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288

     Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777

     State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171

     Stamper Capital & Investments, Inc., 1011 Forty First Avenue, Santa Cruz, California 95062.

Item 29.       Management Services.

     Not Applicable


Item 30.       Undertakings.

     The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 25th day of July, 2001.

                                         EVERGREEN MUNICIPAL TRUST


                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of July, 2001.

/s/ William M. Ennis              /s/ Michael H. Koonce              /s/ Carol A. Kosel
-----------------------------     -----------------------------      ------------------------------
William M. Ennis*                  Michael H. Koonce                 Carol A. Kosel*
President                          Secretary                         Treasurer
(Chief Operating Officer)                                            (Principal Financial and Accounting
                                                                      Officer)

 /s/ Charles A. Austin, III       /s/ K. Dun Gifford                 /s/ William Walt Pettit
----------------------------      ----------------------------      ----------------------------------
Charles A. Austin III*            K. Dun Gifford*                   William Walt Pettit*
Trustee                           Trustee                           Trustee


/s/ Gerald M. McDonnell           /s/ Thomas L. McVerry             /s/ Louis M. Moelchert, Jr.
-----------------------------    -----------------------------     -------------------------------
Gerald M. McDonnell*             Thomas L. McVerry*                Louis M. Moelchert, Jr.*
Trustee                          Trustee                           Trustee


/s/ Michael S. Scofield           /s/ David M. Richardson           /s/ Russell A. Salton, III MD
------------------------------   ------------------------------    -------------------------------
Michael S. Scofield*              David M. Richardson*              Russell A. Salton, III MD*
Chairman of the Board             Trustee                           Trustee
and Trustee


/s/ Leroy Keith, Jr.              /s/ Richard J. Shima              /s/ Richard K. Wagoner
------------------------------   ------------------------------    ---------------------------
Leroy Keith, Jr.*                Richard J. Shima*                 Richard K. Wagoner*
Trustee                          Trustee                           Trustee

*By: /s/ Catherine Foley
-------------------------------
Catherine Foley
Attorney-in-Fact


     *Catherine Foley, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

                               INDEX TO EXHIBITS


Exhibit Letter          Exhibit
--------------          ------
(b)                     By-laws

(d)(1)                  Investment Advisory and Management
                        Agreement between the Registrant and Evergreen Investment Management Company, LLC.

(j)(2)                  Consent of KPMG LLP
                        State Municipal Funds

(o)                     Multiple Class Plan